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                                                                   EXHIBIT 10.26

                            MASTER LEASE AGREEMENT


Lessor:           TRANSAMERICA BUSINESS CREDIT CORPORATION
                  Riverway II
                  West Office Tower
                  West Higgins
                  Rosemont, Illinois  60018

Lessee:           3-DIMENSIONAL PHARMACEUTICALS, INC.
                  Eagleview Corporate Center
                  665 Stockton Drive, Suite 104
                  Exton, Pennsylvania  19341

         The lessor pursuant to this Master Lease Agreement ("Agreement") dated as of June 12, 1997, is Transamerica Business Credit Corporation ("Lessor"). All equipment, together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, which are the subject of a Lease (as defined in the next sentence) shall be referred to as "Equipment." Simultaneous with the execution and delivery of this Agreement, the parties are entering into one or more Lease Schedules (each, a "Schedule") which refer to and incorporate by reference this Agreement, each of which constitutes a lease (each, a "Lease") for the Equipment specified therein. Additional details pertaining to each Lease are specified in the applicable Schedule. Each Schedule that the parties hereafter enter into shall constitute a Lease. Lessor has no obligation to enter into any additional leases with, or extend any future financing to, Lessee.

               1. LEASE. Subject to an upon all of the terms and conditions of
                  -----
this Agreement and each Schedule, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Equipment for the Term (as defined in Paragraph 2 below) thereof. The timing and financial scope of Lessor's obligation to enter into Leases hereunder are limited as set forth in the Commitment Letter executed by Lessor and Lessee, dated as of May 9, 1997 and attached hereto as Exhibit A (the "Commitment Letter").

               2. TERM. Each Lease shall be effective and the term of each Lease
                  ----
("Term") shall commence on the commencement date specified in the applicable Schedule and, unless sooner terminated (as hereinafter provided), shall expire at the end of the term specified in such Schedule; provided, however, that
                                                   --------  -------
obligations due to be performed by Lessee during the Term shall continue until they have been performed in full. Schedules will only be executed after the delivery of the Equipment to Lessee or upon completion of deliveries of items of such Equipment with aggregate cost of not less than $25,000.00.

               3. RENT. Lessee shall pay as rent to Lessor, for use of the
                  ----
Equipment during the Term or Renewal Term (as defined in Paragraph 8), rental payments equal to the sum of all rental payments including, without limitation, security deposits, advance rents, and interim rents payable in the amounts and on the dates specified in the applicable Schedule ("Rent"). If any Rent or other amount payable by Lessee is not paid within five days after the day on which it
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becomes payable, Lessee will pay on demand, as a late charge, an amount equal to
5% of such unpaid Rent or other amount but only to the extent permitted by applicable law. All payments provided for herein shall be payable to Lessor at its address specified above, or at any other place designated by Lessor.

               4. LEASE NOT CANCELABLE; LESSEE'S OBLIGATIONS ABSOLUTE. No Lease
                  ---------------------------------------------------
may be canceled or terminated except as expressly provided herein. Lessee's obligation to pay all Rent due or to become due hereunder shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim, or recoupment for any reason whatsoever, including any failure of the Equipment or any representations by the manufacturer or the vendor thereof. If the Equipment is unsatisfactory for any reason, Lessee shall make any claim solely against the manufacturer or the vendor thereof and shall, nevertheless, pay Lessor all Rent payable hereunder.

               5. SELECTION AND USE OF EQUIPMENT. Lessee agrees that it shall be
                  ------------------------------
responsible for the selection and use of, and results obtained from, the Equipment and any other associated equipment or services.

               6. WARRANTIES. LESSOR MAKES NO REPRESENTATION OR WARRANTY,
                  ----------
EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY, SUITABILITY, QUALITY, OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE A CLAIM AGAINST LESSOR FOR BREACH OF ANY WARRANTY WHATSOEVER. LESSEE LEASES THE EQUIPMENT "AS IS." IN NO EVENT SHALL LESSOR HAVE ANY LIABILITY, NOR SHALL LESSEE HAVE ANY REMEDY AGAINST LESSOR, FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE, OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR ANY DEFICIENCY OR DEFECT THEREOF OR THE OPERATION, MAINTENANCE, OR REPAIR THEREOF OR ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN SECTION 2-719(3) OF THE MODEL UNIFORM COMMERCIAL CODE, AS AMENDED FROM TIME TO TIME ("UCC"). Lessor grants to Lessee, for the sole purpose of prosecuting a claim, the benefits of any and all warranties made available by the manufacturer or the vendor of the Equipment to the extent assignable.

               7. DELIVERY. Lessor hereby appoints Lessee as Lessor's agent for
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the sole and limited purpose of accepting delivery of the Equipment from each vendor thereof. Lessee shall pay any and all delivery and installation charges. Lessor shall not be liable to Lessee for any delay in, or failure or, delivery of the Equipment.

               8. RENEWAL. So long as no Event of Default or event which, with
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the giving of notice, the passage of time, or both, would constitute an Event of
Default, shall have occurred and be continuing, or the Lessee shall not have exercised its purchase option under Paragraph 9 hereof, each Lease will automatically renew for a term of twelve months (the "Renewal Term") with the monthly rent to be paid during such Renewal Term equal to 1.0% of the Equipment Cost set forth on the applicable Schedule payable in advance; provided, however,
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that Obligations due to be performed by the Lessee during the Renewal Term shall continue until they have been performed in full.

               9.  PURCHASE OPTION. So long as no Event of Default or event
                   ---------------
which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least ninety days before the expiration of a Term, purchase all, but not less than all, the Equipment covered by the applicable Lease on the date specified in the applicable Schedule ("Purchase Date"). The purchase price for such Equipment shall be its fair market value, which Lessor and Lessee agree shall be 10% of the Equipment Cost as set forth in the applicable Schedule. Lessee shall pay the cost of any such appraisal. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least ninety, but not more than one hundred eighty days prior to the expiration of the Renewal Term, purchase all, but not less than all, the Equipment covered by the applicable Schedule by the last date of the Renewal Term (the "Alternative Purchase Date") at a purchase price equal to $1.00 on an "In-place. In-use" basis. On the Purchase Date or the Alternative Purchase Date, as the case may be, for any Equipment, Lessee shall pay to Lessor the purchase price, together with all sales and other taxes applicable to the transfer of the Equipment and any other amount payable and arising hereunder, in immediately available funds, whereupon Lessor shall transfer to Lessee, without recourse or warranty of any kind, express or implied, all of Lessor's right, title, and interest in and to such Equipment on an "As Is, Where Is" basis.

               10. OWNERSHIP; INSPECTION; MARKING; FINANCING STATEMENTS. Lessee
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shall affix to the Equipment any labels supplied by Lessor indicating ownership of such Equipment. The Equipment is and shall be the sole property of Lessor. Lessee shall have no right, title, or interest therein, except as lessee under a Lease. The Equipment is and shall at all times be and remain personal property and shall not become a fixture. Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any person from acquiring any rights in the Equipment by reason of the Equipment being claimed or deemed to be real property. Upon request by Lessor, Lessee shall obtain and deliver to Lessor valid and effective waivers, in recordable form, by the owners, landlords, and mortgagees of the real property upon which the Equipment is located or certificates of Lessee that it is the owner of such real property or that such real property is neither leased nor mortgaged. Lessee shall make the Equipment and its maintenance records available for inspection by Lessor at reasonable times and upon reasonable notice. Lessee shall execute and deliver to Lessor for filing any UCC financing statements or similar documents Lessor may reasonably request.

               11. EQUIPMENT USE. Lessee agrees that the Equipment will be
                   -------------
operated by competent. qualified personnel in connection with Lessee's business for the purpose for which the Equipment was designed and in accordance with applicable operating instructions, laws, and government regulations, and that Lessee shall use all reasonable precautions to prevent loss or damage to the Equipment from fire and other hazards. Lessee shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Equipment.
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               12. MAINTENANCE. Lessee, at its sole cost and expense, shall keep
                   -----------
the Equipment in a suitable environment as specified by the manufacturer's guidelines or the equivalent, shall meet all recertification requirements, and shall maintain the Equipment in, good condition and working order, ordinary wear and tear excepted. At the reasonable request of Lessor, Lessee shall furnish all proof of maintenance.

               13. ALTERATION; MODIFICATIONS; PARTS. Lessee may materially alter
                   --------------------------------
or modify the Equipment only with the prior written consent of Lessor, which consent shall not be unreasonably withheld. Any material alteration shall be removed and the Equipment restored to its normal, unaltered condition at Lessee's expense (without damaging the Equipment's originally intended function or its value) prior to its return to Lessor. Any part installed in connection with warranty or maintenance service or which cannot be removed in accordance with the preceding sentence shall be the property of Lessor.

               14. RETURN OF EQUIPMENT. Except for Equipment that has suffered a
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Casualty Loss (as defined in Paragraph 15 below) and is not required to be repaired pursuant to Paragraph 15 below or Equipment purchased by Lessee pursuant to Paragraph 9 above, upon the expiration of the Renewal Term of a Lease, or upon demand by Lessor pursuant to Paragraph 22 below, Lessee shall contact Lessor for shipping instructions and, at Lessee's own risk, immediately return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor. At the time of such return to Lessor, the Equipment shall (i) be in the operating order, repair and condition as required by or specified in the original specifications and warranties of each manufacturer and vendor thereof, ordinary wear and tear excepted, (ii) meet all recertification requirements, and (iii) be capable of being promptly assembled and operated by a third party purchaser or third party lessee without further repair, replacement, alterations, or improvements, and in accordance and compliance with any and all statutes, laws, ordinances, rules, and regulations of any governmental authority or any political subdivision thereof applicable to the use and operation of the Equipment. Except as otherwise provided under Paragraph 9 hereof, at least ninety days before the expiration of the Renewal Term, Lessee shall give Lessor notice of its intent to return the Equipment at the end of such Renewal Term. During the ninety-day period prior to the end of a Term or the Renewal Term, Lessor and its prospective purchasers or lessees shall have, upon not less than two business days' prior written notice to Lessee and during normal business hours, or at any time and without prior notice upon the occurrence and continuance of an Event of Default, the right of access to the premises on which the Equipment is located to inspect the Equipment, and Lessee shall cooperate in all other reasonable respects with Lessor's remarketing of the Equipment. The provisions of this Paragraph 14 are of the essence of the Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Paragraph 14. If Lessee fails to return the Equipment when required, the terms and conditions of the Lease shall continue to be applicable and Lessee shall continue to pay Rent until the Equipment is received by Lessor.

               15. CASUALTY INSURANCE: LOSS OR DAMAGE. Lessee will maintain, at
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its own expense, liability and property damage insurance relating to the
Equipment, insuring against such risks as are customarily insured against on the type of equipment leased hereunder by businesses in which Lessee is engaged in such amounts, in such form, and with insurers satisfactory to Lessor; provided,
                                                                      --------
however, that the amount of insurance against damage or loss
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shall not be less than the greater of (a) the replacement value of the Equipment and (b) the stipulated loss value of the Equipment specified in the applicable Schedule ("Stipulated Loss Value"). Each liability insurance policy shall provide coverage (including, without limitation, personal injury coverage) of not less than $1,000,000 for each occurrence, and shall name Lessor as an additional insured; and each property damage policy shall name Lessor as sole loss payee and all policies shall contain a clause requiring the insurer to give Lessor at least thirty days' prior written notice of any alteration in the terms or cancellation of the policy. Lessee shall furnish to Lessor a certificate of insurance, and upon request, a copy of each insurance policy (with endorsements) or other evidence satisfactory to Lessor that the required insurance coverage is in effect; provided, however, Lessor shall have no duty to ascertain the existence of or to examine the insurance policies to advise Lessee if the insurance coverage does not comply with the requirements of this Paragraph. If Lessee fails to insure the Equipment as required, Lessor shall have the right but not the obligation to obtain such insurance, and the cost of the insurance shall be for the account of Lessee due as part of the next due Rent. Lessee consents to Lessor's release, upon its failure to obtain appropriate insurance coverage, of any and all information necessary to obtain insurance with respect to the Equipment or Lessor's interest therein.

               Until the Equipment is returned to and received by Lessor as provided in Paragraph 14 above, Lessee shall bear the entire risk of theft or destruction of, or damage to, the Equipment including, without limitation, any condemnation, seizure, or requisition of title or use ("Casualty Loss"). No Casualty Loss shall relieve Lessee from its obligations to pay Rent except as provided in clause (b) below. When any Casualty Loss occurs, Lessee shall immediately notify Lessor and, at the option of Lessee, shall promptly (a) place such Equipment in good repair and working order; or (b) pay Lessor an amount equal to the Stipulated Loss Value of such Equipment and all other amounts (excluding Rent) payable by Lessee hereunder, together with a late charge on such amounts at a rate per annum equal to the rate imputed in the Rent payments hereunder (as reasonably determined by Lessor) from the date of the Casualty Loss through the date of payment of such amounts, whereupon Lessor shall transfer to Lessee, without recourse or warranty (express or implied), all of Lessor's interest, if any. in and to such Equipment on an "AS IS, WHERE IS" basis. The proceeds of any insurance payable with respect to the Equipment shall be applied, at the option of Lessee, either towards (i) repair of the Equipment or (ii) payment of any of Lessee's obligations hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Casualty Loss under any insurance policy relating to the Equipment.

               16. TAXES. Lessee shall pay when due, and indemnify and hold
                   -----
Lessor harmless from, all sales, use, excise, and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts. duties, charges, or withholdings of any nature), and any fines, penalties, or interest thereon, imposed or levied by any governmental body, agency, or tax authority upon or in connection with the Equipment, its purchase, ownership, delivery, leasing, possession, use, or relocation of the Equipment or otherwise in connection with the transactions contemplated by each Lease or the Rent thereunder, excluding taxes on or measured by the net income of Lessor. Upon request, Lessee will provide proof of payment. Unless Lessor elects otherwise, Lessor will pay all property taxes on the Equipment for which Lessee shall reimburse Lessor promptly upon request. Lessee shall
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timely prepare and file all reports and returns which are required to be made with respect to any obligation of Lessee under this Paragraph 16. Lessee shall, to the extent permitted by law, cause all billings of such fees, taxes, levies, imposts, duties, withholdings, and governmental charges to be made to Lessor in care of Lessee. Upon request, Lessee will provide Lessor with copies of all such billings.

               17. LESSOR'S PAYMENT. If Lessee fails to perform its obligations
                   ----------------
under Paragraph 15 or 16 above, or Paragraph 23 below, Lessor shall have the right to substitute performance, in which case Lessee shall immediately reimburse Lessor therefor.

               18. GENERAL INDEMNITY. Each Lease is a net lease. Therefore,
                   -----------------
Lessee shall indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, actions, damages, obligations, liabilities, and all costs and expenses, including, without limitation, reasonable legal fees incurred by Lessor or its successors and assigns arising out of each Lease including, without limitation, the purchase, ownership, delivery, lease, possession, maintenance, condition, use, or return of the Equipment, or arising by operation of law, except that Lessee shall not be liable for any claims, actions, damages, obligations, and costs and expenses determined by a non-appealable, final order of a court of competent jurisdiction to have occurred as a result of the gross negligence or willful misconduct of Lessor or its successors and assigns. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation or lien, Lessee shall assume full responsibility for the defense thereof, provided that Lessor's failure to give such notice shall not limit or otherwise affect its rights hereunder. Any payment pursuant to this Paragraph (except for any payment of Rent) shall be of such amount as shall be necessary so that, after payment of any taxes required to be paid thereon by Lessor, excluding taxes on or measured by the net income of Lessor, the balance will equal the amount due hereunder. The provisions of this Paragraph with regard to matters arising during a Lease shall survive the expiration or termination of such Lease.

               19. ASSIGNMENT BY LESSEE. Lessee shall not, without the prior
                   --------------------
written consent of Lessor, (a) assign, transfer, pledge, or otherwise dispose of any Lease or Equipment, or any interest therein; (b) sublease or lend any Equipment or permit it to be used by anyone other than Lessee, its agents and its employees; or (c) move any Equipment from the location specified for it in the applicable Schedule, except that Lessee may move Equipment to another location within the United States provided that Lessee has delivered to Lessor
(A) prior written notice thereof and (B) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to Lessor) necessary or, in the opinion of the Lessor, desirable to protect Lessor's interest in such Equipment. Notwithstanding anything to the contrary in the immediately preceding sentence, Lessee may keep any Equipment consisting of motor vehicles or rolling stock at any location in the United States.

               20. ASSIGNMENT BY LESSOR. Lessor may assign its interest or grant
                   --------------------
a security interest in any Lease and the Equipment individually or together, in whole or in part. If Lessee is given written notice of any such assignment, it shall immediately make all payments of Rent and other amounts hereunder directly to such assignee. Each such assignee shall have all of the rights of Lessor under each Lease assigned to it. Lessee shall not assert against any such assignee any set-off, defense, or counterclaim that Lessee may have against Lessor or any other person.
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               21. DEFAULT; NO WAIVER. Lessee or any guarantor of any or all of
                   ------------------
the obligations of Lessee hereunder (together with Lessee, the "Lease Parties") shall be in default under each Lease upon the occurrence of any of the following events (each, an "Event of Default"): (a) Lessee fails to pay within five days of when due any amount required to be paid by Lessee under or in connection with any Lease; (b) any of the Lease Parties fails to perform any other provision under or in connection with a Lease or violates any of the covenants or agreements of such Lease Party under or in connection with a Lease and such failure or violation remains unremedied for fifteen days after the earlier of the date on which Lessee knew of such failure or violation or the date on which Lessor has given Lessee notice thereof: (c) any representation made or financial information delivered or furnished by any of the Lease Parties under or in connection with a Lease shall prove to have been inaccurate in any material respect when made; (d) any of the Lease Parties makes an assignment for the benefit of creditors, whether voluntary or involuntary, or consents to the appointment of a trustee or receiver, or if either shall be appointed for any of the Lease Parties or for a substantial part of its property without its consent and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for sixty days following the commencement thereof; (e) any petition or proceeding is filed by or against any of the Lease Parties under any Federal or State bankruptcy or insolvency code or similar law and, in the case of any such involuntary petition or proceeding, such petition or proceeding remains undismissed or unstayed for sixty days following the filing or commencement thereof, or any of the Lease Parties takes any action authorizing any such petition or proceeding; (f) any of the Lease Parties fails to pay when due any indebtedness for borrowed money or under conditional sales or installment sales contracts or similar agreements, leases, or obligations evidenced by bonds, debentures, notes, or other similar agreements or instruments to any creditor (including Lessor under any other agreement) after any and all applicable cure periods therefor shall have elapsed if the amount involved exceeds $250,000 in the aggregate; (g) a judgment in excess of $50,000 shall be rendered against any of the Lease Parties which shall remain unpaid or unstayed for a period of sixty days; (h) any of the Lease Parties shall dissolve, liquidate, wind up or cease its business, sell or otherwise dispose of all or substantially all of its assets, or make any material change in its lines of business; (i) any of the Lease Parties shall amend or modify its name, unless, within thirty days after such amendment or modification, such Lease Pam' delivers to Lessor written notice of such amendment or modification and executed financing statements (in form and substance satisfactory to the Lessor); (j) any of the Lease Parties shall merge or consolidate with any other entity except that any Lease Party may merge with or into any other entity so long as (i) the survivor of such merger remains in compliance with the terms and conditions of each Lease, and it' such survivor is not Lessee, then such survivor assumes ail of the of Lessee under each Lease, including, without limitation, rental payment obligations, pursuant to assignment and assumption documentation acceptable to Lessor in its sole discretion, (ii) in the reasonable judgment of Lessor based on, among other things, a review of all relevant financial statements of the merging or consolidating Lease Parties, the ability of such survivor to perform its obligations under each Lease is no worse than that of the non-surviving entity immediately before such merger or consolidation and (iii) if applicable, the surviving Lease Party delivers executed financing statement (in form and substance satisfactory to Lessor); (k) any of the Lease Parties shall suffer any loss or suspension of any material license, permit, or other right or asset necessary to the profitable conduct of its business, fail generally to pay its debts as they mature, or call a meeting for purposes of compromising its debts;
(l) any of the Lease Parties shall deny or disaffirm its obligations hereunder or under any of the documents delivered in connection herewith; or (m) there is a change, other than a change which results from the sale of newly issued securities to investors, in more than 35% of the ownership of any equity interests of any of the Lease Parties on the date hereof or more than 35% of such interests become subject to any contractual, judicial or statutory lien, charge, security interest, or encumbrance.

               22. REMEDIES. Upon the occurrence and continuation of an Event of
                   --------
Default. Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies: (a) terminate each Lease; (b) declare any and all Rent and other amount; then due and any and all Rent and other amounts to become due under each Lease (collectively, the "Lease Obligations") immediately due and payable; (c) take possession of any or all items of Equipment, wherever located, without demand, notice, court order, or other process of law, and without liability for entry to Lessee's premises, or otherwise; (d) demand that Lessee immediately return any or all Equipment to Lessor in accordance with Paragraph 14 above, and, for each day that Lessee shall fail to return any item of Equipment, Lessor may demand an amount equal to the Rent payable for such Equipment in accordance with Paragraph 14 above; (e) lease, sell, or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and on public or private bid; (t) recover the following amounts from the Lessee (as damages, including reimbursement of costs and expenses, liquidated for all purposes and not as a penalty): (i) all costs and expenses of Lessor reimbursable to it hereunder, including, without limitation, expenses of disposition of the Equipment, legal fees, and all other amounts specified in Paragraph 23 below; (ii) an amount equal to the sum of (A) any accrued and unpaid Rent through the later of (1) the date of the applicable default, (2) the date that Lessor has obtained possession of the Equipment, or
(3) such other date as Lessee has made an effective tender of possession of the Equipment to Lessor (the "Default Date") and (B) if Lessor resells or re-lets the Equipment, Rent at the periodic rate provided for in each Lease for the additional period that it takes Lessor to resell or re-let all of the Equipment;
(iii) the present value of all future Rent reserved in the Leases and contracted to be paid over the unexpired Term of the Leases discounted at five percent compound interest; (iv) the reversionary value of the Equipment as of the expiration of the Term of the applicable Lease as set forth on the applicable Schedule; and (v) any indebtedness for Lessee's indemnity under Paragraph 18 above, plus a late charge at the rate specified in Paragraph 3 above, less the amount received by Lessor, if any, upon sale or re-let of the Equipment; and (g) exercise any other right or remedy to recover damages or enforce the terms of the Leases. Upon the occurrence and continuance of an Event of Default or an event which with the giving of notice or the passage of time, or both. would result in an Event of Default, Lessor shall have the right, whether or not Lessor has made any demand or the obligations of Lessee hereunder nave matured, to appropriate and apply to the payment of the obligations of Lessee hereunder all security deposits and other deposits (general or special, time or demand, provisional or final) now or hereafter held by and other indebtedness or property now or hereafter owing by Lessor to Lessee. Lessor may pursue any other rights or remedies available at law or in equity, including, without limitation, rights or remedies seeking damages, specific performance, and injunctive relief. Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision hereunder or under any Schedule, shall not be construed as a consent or waiver of any other breach of the same or of any other provision. Any amendment or waiver of any provision hereof or under any Schedule or consent to any departure by Lessee herefrom or therefrom shall be in writing and signed by Lessor.

               No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

               23. LESSOR'S EXPENSE. Lessee shall pay Lessor on demand all costs
                   ----------------
and expenses (including reasonable legal fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and other agreement and transaction contemplated hereby, which expenses shall not exceed $2,000 without the written consent of Lessee and all costs and expanses in protecting and enforcing Lessors rights and interests in each Lease and the Equipment, including, without limitation, legal, collection, and remarketing fees and expenses incurred by Lessor in enforcing the terms, conditions, or provisions of each Lease or upon the occurrence and continuation of an Event of Default.

               24. LESSEE'S WAIVERS. To the extent permitted by applicable law,
                   ----------------
Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A-508 through 2A-522 of the UCC; provided, however, that Lessee shall have the right to recover damages from Lessor for any breach by Lessor of its obligations under this Agreement. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease, or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 22 above or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 22. Any action by Lessee against Lessor for any default by Lessor under any Lease shall be commenced within one year after any such cause of action accrues.

               25. NOTICES; ADMINISTRATION. Except as otherwise provided herein,
                   -----------------------
all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to Lessor, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to Lessor at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, if to Lessee, then to 3-Dimensional Pharmaceuticals, Inc., Eagleview Corporate Center, 665 Stockton Drive, Suite 104, Exton, Pennsylvania 19341,
Attention: Chief Financial Officer or such other address as shall be designated by Lessee or Lessor to the other party. All such notices and correspondence shall be effective when received.

               26. REPRESENTATIONS. Lessee represents and warrants to Lessor
                   ---------------
that (a) Lessee is duly organized, validly existing, and in good standing under the laws of the State of its incorporation; (b) the execution, delivery, and performance by Lessee of this Agreement are within Lessee's powers, have been duly authorized by all necessary action, and do not and will not cause a material violation of (i) Lessee's organizational documents or (ii) any known law, regulation, rule, or contractual restriction binding on or affecting Lessee; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery, and performance by Lessee of this Agreement; (d) each Lease constitutes the legal, valid, and binding obligations of Lessee enforceable against Lessee in accordance with its terms, limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally; (e) the cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates, and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Lessee by the manufacturer, supplier, or any other person; and (f) all information supplied by Lessee to Lessor in connection herewith is correct and does not omit any statement necessary to insure that the information supplied is not materially misleading.

               27. FURTHER ASSURANCES. Lessee, upon the request of Lessor, will
                   ------------------
execute, acknowledge, record, or file, as the case may be, such further documents and do such further acts as may be reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Agreement. Lessee hereby appoints Lessor as its attorney-in-fact to execute on behalf of Lessee and authorizes Lessor to file without Lessee's signature any UCC financing statements and amendments Lessor deems advisable.

               28. FINANCIAL STATEMENTS. Lessee shall deliver to Lessor: (a) as
                   --------------------
soon as available, but not later than 120 days after the end of each fiscal year of Lessee and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for Lessee and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of Lessee and its consolidated subsidiaries, the Financial Statements for such fiscal quarter together with a certification duly executed by a responsible officer of Lessee that such Financial Statements have been prepared in accordance with generally accepted accounting principles and are fairly stated in all material respects (subject to normal year-end audit adjustments). Lessee shall also deliver to Lessor as soon as available copies of all press releases and other similar communications issued by Lessee.

               29. CONSENT TO JURISDICTION. Lessee irrevocably submits to the
                   -----------------------
Jurisdiction of any Illinois state or federal court sitting in Illinois for any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Lessee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state or federal court.

               30. WAIVER OF JURY TRIAL, LESSEE AND LESSOR IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               31. FINANCE LEASE. Lessee and Lessor agree that each Lease is a
                   -------------
"Finance Lease" as defined by Section 2A-103(g) of the UCC. Lessee acknowledges that Lessee has reviewed and approved each written Supply Contract (as defined by UCC 2A-l03(y)) covering Equipment purchased from each "Supplier" (as defined by UCC 2A-l03(x)) thereof.

               32. NO AGENCY. Lessee acknowledges and agrees that neither the
                   ---------
manufacturer or supplier, nor any salesman, representative, or other agent of the manufacturer or supplier, is an agent of Lessor, No salesman, representative, or agent of the manufacturer or supplier is authorized to waive or alter any term or condition of this Agreement or any Schedule and no representation as to the Equipment or any other matter by the manufacturer or supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Agreement or any Schedule.

               33. SPECIAL TAX INDEMNIFICATION. Lessee acknowledges that Lessor,
                   ---------------------------
in determining the Rent due hereunder, has assumed that certain tax benefits as are provided to an owner of property under the Internal Revenue Code of 1986. as amended (the "Code"), and under applicable state tax law, including, without limitation, depreciation deductions under Section 168(b) of the Code, and deductions under Section 163 of the Code in an amount at least equal to the amount of interest paid or accrued by Lessor with respect to any indebtedness incurred by Lessor in financing its purchase of the Equipment. are available to Lessor as a result of the lease of the Equipment. In the event Lessor is unable to obtain such tax benefits solely as a result of an act or omission of Lessee, is required to include in income any amount other than the Rent, or is required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement. Lessee shall pay Lessor additional rent ("Additional Rent") in a lump sum in an amount needed to provide Lessor with the same after-tax yield and after-tax cash flow as would have been realized by Lessor had Lessor (i) been able to obtain such tax benefits, (ii) not been required to include any amount in income other than the Rent, and (iii) not been required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement. The Additional Rent shall be computed by Lessor, which computation shall be binding on Lessee absent manifest error. Lessor shall provide Lessee with evidence of the calculation of such Additional Rent. The Additional Rent shall be due immediately upon written notice by Lessor to Lessee of Lessor's inability to obtain tax benefits, the inclusion of any amount in income other than the Rent or the recognition of income in respect of the Rent earlier than anticipated pursuant to this Agreement. The provisions of this Paragraph 33 shall survive the termination of this Agreement.

               34. GOVERNING LAW; SEVERABILITY. EACH LEASE SHALL BE GOVERNED BY
                   ---------------------------
THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. IF ANY PROVISION SHALL BE HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

LESSEE ACKNOWLEDGES THAT LESSEE HAS READ THIS AGREEMENT AND THE SCHEDULE HERETO. UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, LESSEE AND LESSOR AGREE THAT THIS AGREEMENT. THE SCHEDULES DELIVERED IN CONNECTION HEREWITH FROM TIME TO TIME. AND THE COMMITMENT LETTER ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES. SUPERSEDING ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF. SHOULD THERE EXIST ANY INCONSISTENCY BETWEEN THE TERMS OF THE COMMITMENT LETTER AND THIS AGREEMENT, THE TERMS OF THIS AGREEMENT SHALL PREVAIL.

               IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.

                                     3-DIMENSIONAL PHARMACEUTICALS, INC.


                                     By: /s/ Scott Horvitz
                                        ----------------------------------------
                                        Name: Scott Horvitz
                                        Title: VP & CFO
                                        Federal Identification Number 23-2716487


                                     TRANSAMERICAN BUSINESS CREDIT CORPORATION


                                     By: /s/ Gary P. Moro
                                        ----------------------------------------
                                        Name: Gary P. Moro
                                        Title: Vice President
                                        Federal Identification Number 23-2716487

May 9, 1997


                                    Revised

Mr. Scott M. Horvitz
Chief Financial Officer
3-Dimensional Pharmaceuticals, Inc.
Eagleview Corporate Center
665 Stockton Drive. Suite 104
Exton, Pennsylvania 19341

Dear Scott:

     Transamerica Business Credit Corporation - Technology Finance Division ("Lessors") is pleased to offer this commitment (the "Commitment") to lease the Equipment described below to 3-Dimensional Pharmaceuticals, Inc. ("Lessee"). This Commitment supersedes all prior correspondence. proposals, and oral or other communications relating to leasing arrangements between Lessee and Lessor. The outline of this offer is as follows:


Lessee:                            3-Dimensional Pharmaceuticals, Inc.
------
Lessor:                            Transamerica Business Credit Corporation -
------                             Technology Finance Division and/or its
                                   affiliates, successors and assigns.

Guarantor:                         None.
---------
Equipment:                         Laboratory and Office Equipment (all
---------                          equipment subject to Lessor's approval prior
                                   to funding), and will also include, without
                                   limitation, all additions, improvements.
                                   replacements. repairs, appurtenances,
                                   substitutions, and attachments thereto and
                                   all proceeds thereof ("Equipment") and Tenant
                                   Improvements.
Equipment Cost:                    Not to exceed $1,000,000 with Tenant
--------------                     Improvements up to $300,000.
Equipment Location:                Exton, Pennsylvania
------------------
Anticipated Delivery:              Through June 30, 1998.
--------------------
Termination of Commitment:         This commitment will terminate if the first
-------------------------          delivery of Equipment is not completed and
                                   funded on or before June 15, 1997.
Lease Term                         Upon delivery of the Equipment or upon each
----------                         completion of deliveries of items of
Commitment:                        Equipment with aggregate cost of not less
----------                         than $25,000, but in no event shall any
                                   Equipment be delivered later than June 30, 1998.

Term:                              From each Lease Term Commencement until 48
----                               months from the first day of the month next
                                   following or on the same date as the Lease
                                   Term Commencement if that date is the first
                                   date of the month.
Lease Repayment Terms:             Monthly Rent equal to 2.5226% of Equipment
---------------------              Cost shall be payable monthly, in advance,
                                   plus applicable sales and other taxes. The first and last months rent shall be payable in advance. As of the date of each Lease Term
                                   Commencement, the Monthly Rent Payments shall be fixed for the term.

                                   The Lessor reserves the right to increase the
                                   Monthly Rent Payments as of the date of each
                                   Lease Term Commencement commensurate to the
                                   increase in the weekly average of the
                                   interest rates of three-year U.S. Treasury
                                   Securities from the week ending March 28,
                                   1997 to the week preceding the date of each
                                   Lease Term Commencement, as published in the
                                   Wall Street Journal.
Interim Rent Payments:             In the event that the Lease Term Commencement
---------------------              is not on the first day of the month, Interim
                                   Rent Payments shall accrue from each Lease
                                   Term Commencement until the next following
                                   first day of a month and shall be payable at
                                   the end of that month. Interim Rent Payments
                                   shall be calculated at the daily equivalent
                                   of the currently adjusted Monthly Payment.
Purchase Option:                   The Lessee shall have the option to purchase
---------------                    all (but not less than all) the Equipment at
                                   the expiration of the term of the lease for the then current Fair Market Value of the Equipment. Plus applicable sales and other taxes.

                                   It shall be agreed that the Fair Market Value
                                   will be 10% of Equipment Cost and Tenant
                                   Improvements, plus applicable sales and other
                                   taxes.
Automatic Renewal:                 In the event the Lessee does not exercise the
-----------------                  Purchase Option described above, the lease
                                   shall automatically renew for a term of
                                   twelve months with Monthly Rental equal to
                                   1.0% of the original Equipment Cost payable
                                   monthly in advance. At the expiration of the
                                   renewal period, the Lessee shall have the
                                   option to purchase all (but not less than
                                   all) of the Equipment for $1.00, plus
                                   applicable sales and other taxes.
Documentation:                     The documentation relating to this
-------------                      transaction shall implement the transaction
                                   contemplated by this commitment letter to the
                                   satisfaction of Lessor and its counsel, shall
                                   be fully acceptable to Lessor and its
                                   counsel, and shall contain conditions
                                   precedent,
                                   representations, warranties and covenants by
                                   Lessee and shall provide for events of
                                   defaults and remedies, all as required by
                                   Lessor for transactions of this type. The
                                   documentation shall include, but not be
                                   limited to, the terms and conditions
                                   described in this commitment letter.
Insurance:                         Prior to any delivery of Equipment, the
---------                          Lessee shall furnish a certificate of
                                   insurance acceptable to the Lessor in amount,
                                   type. and term covering the Equipment
                                   including primary, all risk, physical damage,
                                   property damage and bodily injury with
                                   appropriate loss payee and additional insured
                                   endorsements in favor of the Lessor.
Taxes:                             Sales or use taxes would be added to the
-----                              Equipment Cost or collected on the gross
                                   rentals, as appropriate.
Representations and                There shall be no actual or threatened
-------------------                conflict with, or violation of. any
Additional Covenants:              regulatory statute. standard or rule relating
--------------------               to the Lessee, its present or future
                                   operations, or the Equipment.

                                   All information supplied by the Lessee shall
                                   be correct and shall not omit any statement
                                   necessary to make the information supplied
                                   not be materially misleading. There shall be
                                   no material breach of the representations and
                                   warranties of the Lessee in the Lease. The
                                   representations shall include that the
                                   Equipment Cost of each item of the Equipment
                                   does not exceed the fair and usual price for
                                   such type of Equipment purchased in like
                                   quantity purchased of such item and reflects
                                   all discounts, rebates and allowances for the
                                   Equipment given to Lessee by the
                                   manufacturer, supplier or any other person
                                   including, without limitation, discounts for
                                   advertising, prompt payment, testing or other
                                   services. There shall be no additional
                                   affirmative or negative financial covenants
                                   for this financing.
Conditions Precedent to            1.   No material adverse change in the
-----------------------                 financial condition, operation or
Each Lease Term                         prospects of the Lessee prior to
---------------                         funding. The Lessor reserves its right
Commencement:                           to rescind any unused portion of its
------------                            commitment in the event of a material
                                        adverse change in the financial or
                                        business condition of the Lessee.
                                   2.   Completion of the documentation and
                                        final terms of the proposed financing
                                        satisfactory to Lessor and Lessor's
                                        counsel.
                                   3.   Results of all due diligence, including
                                        lien, judgment and tax searches and
                                        other matters Lessor may request shall
                                        be satisfactory to Lessor and Lessor's
                                        counsel.

                                   4.   Receipt by Lessor of duly executed Lease
                                        documentation in form and substance
                                        satisfactory to Lessor and its counsel.
                                   5.   Lessor shall receive title and a valid
                                        and perfected first priority lien and
                                        security interest in all Equipment
                                        acquired through the use of this
                                        Commitment and Lessor shall have
                                        received satisfactory evidence that
                                        there are no liens on any Equipment
                                        except as expressly permitted herein.
                                   6.   In consideration of the Lessor providing
                                        a Commitment to the Lessee to lease
                                        equipment under the terms herein, Lessor
                                        shall be granted Warrants to purchase
                                        shares of the common stock of the
                                        Lessee. The aggregate exercise price for
                                        the shares represented by the Warrants
                                        would be 10.5% of the commitment for
                                        Tenant Improvements ($300,000) or
                                        $31,500, and the exercise price per
                                        share shall be $2.50 per share if the
                                        Lessee sells shares in an "arms length"
                                        transaction (including a Corporate
                                        Partnership) of its equity securities at
                                        or above that price on or before June
                                        30, 1997; otherwise the exercise price
                                        shall be $1.25 per share. The Warrants
                                        shall be exercisable from the date of
                                        issuance and have a term of seven years.
                                        Lessor may retain or transfer Warrants
                                        (subject to compliance with applicable
                                        securities laws) or the shares issuable
                                        thereunder, in whole or in part, whether
                                        or not Lessor sells its rights under any
                                        Lease an/or its ownership of equipment
                                        to another Lessor or any participation
                                        therein.
                                   7.   Satisfactory review by Lessor's
                                        Scientific Advisory Board prior to
                                        funding.
                                   8.   Satisfactory review by Lessor of the
                                        1996 audited financial statements prior
                                        to funding.
                                   9.   Landlord Waiver in a form acceptable to
                                        Lessee and its landlord.
                                   10.  UCC-l Fixture Filing.
Fees and Expenses:                 The Lessee shall be responsible for the
-----------------                  Lessor's reasonable expenses (including legal
                                   expenses) in connection with the transaction.
                                   Such expenses shall be limited to $2,000
                                   without the prior written consent of Lessee.
Law:                               This letter and the proposed Lease are
---                                intended to be governed by and construed in
                                   accordance with Illinois law without regard
                                   to its conflict of law provisions.
Indemnity:                         Lessee agrees to indemnify and to hold
---------                          harmless Lessor,
                                   and its officers, directors and employees
                                   against all claims, damages. liabilities and
                                   expenses which may be incurred by or asserted
                                   against arty such person in connection with
                                   or arising our of this letter and the
                                   transactions contemplated hereby. other than
                                   claims, damages, liability, and expense
                                   resulting from such person's gross negligence
                                   or misconduct.
Confidentiality:                   This letter is delivered to you with the
---------------                    understanding that neither it nor its
                                   substance shall be disclosed publicly or privately to any third person except those who are in a confidential relationship to you
                                   (such as your legal counsel and accountants), or where the same is required by law and then only on the basis that it not be further disclosed, which conditions the Lessee, its Guarantor and its agents agree to be bound by upon acceptance of this letter.

                                   Without limiting the generality of the
                                   foregoing, none of such persons shall use or
                                   refer to Lessor or to any affiliate name in
                                   any disclosures made in connection with any
                                   of the transactions without Lessor's prior
                                   written consent.
Conditions of Acceptance:          This Commitment Letter is intended to be a
------------------------           summary of the most important elements of the
                                   agreement to enter into a leasing transaction with Lessee, and it is subject to all requirements and conditions contained in
                                   Lease documentation proposed by Lessor or its counsel in the course of closing the lease described herein. Not every provision that imposes duties, obligations, burdens, or limitations on Lessee is contained herein, but shall be contained in the final Lease documentation satisfactory to Lessor and its counsel.

                                   EACH OF THE PARTIES HERETO IRREVOCABLY AND
                                   UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY
                                   JURY IN ANY SUIT, ACTION, PROCEEDING OR
                                   COUNTERCLAIM ARISING OUT OF OR RELATED TO
                                   THIS LETTER OR THE TRANSACTION DESCRIBED IN
                                   THIS LETTER.
Commitment Fee:                    A Commitment Fee equal to 1% of the total
--------------                     Equipment Cost and Tenant Improvements
                                   ($10,000) shall be due the Lessor upon
                                   acceptance of this Commitment. The $10,000
                                   Application Fee previously paid shall be applied toward the Commitment Fee. The
                                   Commitment Fee shall be first applied to the cost and expenses incurred by Lessor in connection with the transaction (subject to the

                                   $2000 limit), and the remainder shall be
                                   applied to the second month's rent due under
                                   the Lease.
Commitment Expiration:             This Commitment shall expire on May 9, 1997,
---------------------              unless prior thereto either extended in
                                   writing by the Lessor or accepted as provided below by the Lessee.

     Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by May 14, 1997.

                                      Yours truly,

                                      TRANSAMERICA BUSINESS CREDIT CORPORATION-
                                      TECHNOLOGY FINANCE DIVISION


                                      By: /s/ Gerald A. Michaud
                                          ------------------------------------
                                          Gerald A. Michaud
                                          Senior Vice President - Marketing


Accepted this 9th day of May, 1997


3-DIMENSIONAL PHARMACEUTICALS, INC.


By: /s/ Scott Horvitz
    --------------------------------
        Typed or Printed Name

Title: Vice President and CFO
      ------------------------------

                            SECRETARY'S CERTIFICATE


          I, _____________________, hereby state that I am the duly elected, acting and qualified Secretary of 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and that:

          (a) Through a unanimous consent in lieu of a Board of Directors meeting of the Company, proposed in accordance with its bylaws and the laws of said State on the ____ day of ___________, 1997, signed by a quorum for the transaction of business, the following resolutions were duly and regularly adopted:

          RESOLVED, that the form, terms and provisions of all of the documents and instruments executed by the Company with and/or in favor of Transamerica Business Credit Corporation (the "Agreements"), and the transactions contemplated thereby be, and the same are, in all respects approved, and that the President, each Vice President and each other officer of the Company (the "Authorized Persons"), or any of them, be, and they hereby are, authorized, empowered, and directed to execute and deliver the Agreements and any and all other agreements, documents, instruments and certificates required or desirable in connection therewith, if necessary or advisable, with such changes as they may deem in the best interest of the Company, and their execution and delivery of the Agreements, and all such other agreements, documents, instruments and certificates, shall be deemed to be conclusive evidence that the same are in all respects authorized and approved; and be it further

          RESOLVED, that the actions of any Authorized Person heretofore taken in furtherance of the Agreements be, and hereby are, approved, adopted and ratified in all respects.

          (i) The above resolutions: (a) are not contrary to the Articles or Certificate of Incorporation or bylaws of the Company and (b) have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

          (ii) The following persons are duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature:

Name                       Office                        Signature
----                       ------                        ---------

Thomas P. Stagnaro         President and                 /s/ Thomas P. Stagnaro
                                                         ----------------------
                           Chief Executive Officer

Scott M. Horvitz           Vice President and            /s/ Scott m. Horvitz
                                                         --------------------
                           Chief Financial Officer

          IN WITNESS WHEREOF, I have executed this Certificate, this 13th day of June, 1997.

                                                /s/ Scott Horvitz
                                                -------------------------------
                                                                Secretary


[CORPORATE SEAL]

July 8, 1997


Mr. Scott M. Horvitz
Chief Financial Officer
3-Dimensional Pharmaceuticals, Inc.
Eagleview Corporate Center
665 Stockton Drive. Suite 104
Exton, Pennsylvania 19341

Re:  Customer No.  1046-001

Dear Scott:

     We would like to thank you for choosing Transamerica Business Credit Corporation (TBCC) - Technology Finance Division for your recent refinancing. For your files, we have enclosed copies of the various documents executed by your organization in connection with the above referenced transactions. These documents have been executed by Transamerica and should be retained by you in a safe place.

     Invoices will be sent to you on a monthly basis, with your payments due on the first day of each month. The remittance ad-dress for payment is 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018. Please indicate your customer numbers on the face of your check.

     Please be advised that you are responsible for the appropriate property tax filing. Proof of filing and payment of property tax should be provided to TBCC annually. All future payments should be made on or before the due date indicated on each invoice. Payments arriving after 5 days of the due date will be subject to a 5% late charge. All remittances should be sent to the above mentioned address.

     We appreciate having been given the opportunity to serve you and we look forward to do so again, in the future. Should you have any questions on your account, please contact our Lease Administration Department at 860-677-6466 and we will be delighted to assist you.

Very truly yours,

Transamerica Business Credit Corporation

/s/ Laura Robbins

Laura Robbins
Lease Administrator

Enc.

                          COLLATERAL ACCESS AGREEMENT
                   TRANSAMERICA BUSINESS CREDIT CORPORATION
                       9399 West Higgins Road, Suite 600
                           Rosemont, Illinois 60018


                                                                   June 17, 1997

The Hankin Group
717 Constitution Drive
Eagleview Corporate Center
P.O. Box 562
Exton, PA 19341
Attn: Mr. Jack Purcell

     Re:  3-Dimensional Pharmaceuticals, Inc.

Ladies and Gentlemen:

          We have been asked by 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation (the "Company") to finance certain equipment (the "Equipment"), which will be located at the address identified on Schedule A (the "Premises"). The obligations of the Company to us will be secured by, among other things, the Equipment. We understand that the Company leases the Premises from you pursuant to a lease or is the owner of the Premises, which is subject to a lien in favor of you pursuant to a mortgage (such lease or mortgage being referred to as the "Agreement").

          In connection with the extensions of credit to be made to the Company, Transamerica Business Credit Corporation, ("Transamerica") will be making customary Uniform Commercial Code filings on behalf of Transamerica with respect to the Equipment. In addition, we request your acknowledgment and cooperation for preserving and enforcing Transamerica's security interests. To expedite the consummation of the proposed financing, we would appreciate your execution of this letter.

          To induce Transamerica to finance the Equipment, and for other good and valuable consideration, you confirm and acknowledge the following matters to us:

You will allow us, or our auditors or other designees, reasonable access to the Premises to inspect the Equipment from time to time. In addition, so long as the Agreement is in effect and the Company is not in default in its obligations thereunder, upon our request, you will grant us and our designees access to the Premises at reasonable times to show the Equipment to potential purchasers and to remove the Equipment from the Premises.

In the event that the Company defaults in its obligations under the Agreement as a result of which you elect to terminate the Company's rights to possession under the Agreement, you will notify us in writing of this fact prior to your terminating or exercising remedies under the Agreement and retaking possession of the Premises, to permit us the opportunity within ten (10) business days after written notice from you to us, to remove the Equipment. We will indemnify, defend and save you harmless from all costs, expenses and damages suffered by you in connection with our removal of the Equipment. The Equipment shall not include any item which is within the meaning of the term "Trade Fixtures" as defined in Section 7(f)(ii) of the Agreement. You hereby confirm and acknowledge to us that, except as to Trade Fixtures, you do not and will not have any claim to or lien on any of the Equipment, whether such Equipment constitutes fixtures or personal property.

          We would appreciate your confirming to us your agreement to the foregoing provisions of this letter by signing and returning to us this letter at our address shown above.

Very truly yours,

TRANSAMERICA BUSINESS CREDIT
  CORPORATION


By:  /s/ Gary P. Moro
   ------------------------------------
   Name:    Gary P. Moro
   Title:   Vice President - Credit



ACKNOWLEDGED AND AGREED:


By: /s/ Robert S. Hankin
   ------------------------------------
   Name: Robert S. Hankin
   Title. Partner
          The Hankin Group

                                  SCHEDULE A


Equipment Locations:          Eagleview Corporate Center
                              665 Stockton Drive, Suite 104
                              Exton, Pennsylvania 19341

                      SCHEDULE TO MASTER LEASE AGREEMENT

                           Dated as of July 1, 1997

                                Schedule No. 1


Lessor Name & Mailing Address               Lessee Name & Mailing Address
Transamerica Business Credit Corporation    3-Dimensional Pharmaceuticals, Inc.
Riverway II                                 Eagleview Corporate Center
West Office Tower                           665 Stockton Drive, Suite 104
9399 West Higgins Road                      Exton, Pennsylvania 1 19341
Rosemont, Illinois  60018

     Equipment Location (if different than Lessee's address above):

     This Schedule covers the following described equipment ("Equipment"):

            See Exhibit II attached hereto and made a part hereof.

     The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated June 12, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated May 9, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1.   Term (Number of Months)                                                    48 months
2.   Equipment Cost                                                             $34,586.96
3.   Commencement Date                                                          July 1, 1997
4.   Rate Factor                                                                2.5226% of Equipment Cost
5.   Total Rents                                                                $41,880.00
6.   Advance Rents (first and last)                                             $1,745.00
7.   Monthly rental payments                                                    $872.50
       And the second such rental payments will be due on and subsequent        August 1, 1997
       rental payments will be due on the same day of each month thereafter

8.   Security Deposit                                                           None
9.   In addition to the monthly rental payments  provided for herein,           N O N E
     Lessee shall pay to Lessor, as interim rent, payable on the commencement date specified above, an amount equal to 1/30th of the monthly rental payment (including monthly sales/use tax) multiplied by the number of days from and including the commencement date through the end of the same calendar month

     Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

     Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

     The Purchase Date shall be June 1, 2001.

     The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 8% per annum plus the Reversionary Value.

     The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

TRANSAMERICA BUSINESS CREDIT            3-DIMENSIONAL PHARMACEUTICALS,
CORPORATION                             INC.
(Lessor)                                (Lessee)


By: /s/ Gary P. Moro                    By:/s/ Scott Horvitz
   --------------------------------        ----------------------------

Title:   Vice President                 Title: VP & CFO
      -----------------------------           -------------------------

                                  EXHIBIT II


To:

____   Schedule to Master Lease Agreement     ____  Sale and Leaseback Agreement
____   UCC                                    ____  Bill of Sale
____   Collateral Access Agreement


                           Dated as of July 1, 1997

                                    Between

                   TRANSAMERICA BUSINESS CREDIT CORPORATION


Customer Name:                3-DIMENSIONAL PHARMACEUTICALS, INC.
Equipment Locations:          Eagleview Corporate Center
                              665 Stockton Drive, Suite 104
                              Exton, Pennsylvania 19341


     See Rider I to Schedule No. 1 attached hereto and made a part hereof.



Transamerica Business Credit Corporation    3-Dimensional Pharmaceuticals, Inc.
(Lessor)                                    (Lessee)


By: /s/ Gary P. Moro                        By:/s/ Scott Horvitz
   ----------------------------                -------------------------------
                                                    Scott Horvitz

Title:  Vice President                      Title:  Vice President and Chief
      -------------------------                     Financial Officer

                                     RIDER I
                                TO SCHEDULE NO. 1

                       3Dimensional Pharmaceuticals, inc.
                        Equipment Sale Leaseback Schedule
                                  June 17, 1998

---------------------------------------------------------------------------------------------------------
QTY        EQUIPMENT                      PURCHASE          INVOICE NO.         CATALOG       SERIAL NO.
          DESCRIPTION                       ORDER                                 NO.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1         Vacuum Desiccaator Cabiner               970235   278404021597          8644               N/A
---------------------------------------------------------------------------------------------------------
                                        970235 Total
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1         32 MB 168 PIN EDO DIMM                   970513       A0177766        CHP 0396             N/A
---------------------------------------------------------------------------------------------------------
1         Ether FE 10/100 PCI                      970513       A0177766        DEC 1883             N/A
---------------------------------------------------------------------------------------------------------
1         4MB VRAM F/StarMax                       970513       A0177766        CHP 0430             N/A
---------------------------------------------------------------------------------------------------------
1         ViewSonic/Optiquest 17"                  970513       A0177766        BND 1612       461003702
          Monitor
---------------------------------------------------------------------------------------------------------
1         StarMax 3000                             970513       A0187468        CPU 0537        ST005516
---------------------------------------------------------------------------------------------------------
                                        970513 Total
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1         32 MB 168 PIN EDO DIMM                   970514       A0216127        CHP 0396             N/A
---------------------------------------------------------------------------------------------------------
1         Ether FE 10/100 PCI                      970514       A0216127        DEC 1883             N/A
---------------------------------------------------------------------------------------------------------
1         StarMax 3000                             970514       A01209171      CPU 0548         ST016198
---------------------------------------------------------------------------------------------------------
1         Power User 17" Monitor                   970514       A0285403       MON 0378       0461000803
---------------------------------------------------------------------------------------------------------
                                        970514 Total
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1         32 MB 168 PIN EDO DIMM                   970515       A0183533       CHP 0396              N/A
---------------------------------------------------------------------------------------------------------
1         Ether FE 10/100 PCI                      970515       A0183533       DEC 1883              N/A
---------------------------------------------------------------------------------------------------------
1         StarMax 3000                             970515       A0180471       CPU 0537            DS395
---------------------------------------------------------------------------------------------------------
                                        970515 Total
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1         Powerbook 3400C/180                      970550       A0356485       CPU 0578      CK7080MR7ZQ
---------------------------------------------------------------------------------------------------------
                                        970550 Total
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1         Incubator Bod MDL 146D 11                970684        6327202         97990D          1296006
---------------------------------------------------------------------------------------------------------
                                        970684 Total
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1         MaterialsDrier, Valves,                  970709          15387                             N/A
          Adapter
---------------------------------------------------------------------------------------------------------
                                        970709 Total
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1         Campaq Presario CPU                      970756       A1514223         CP4089    SA643HZY2D770
---------------------------------------------------------------------------------------------------------
1         Sony Monitor 17"                         970756       A1514223        MON0417      S017125370B
---------------------------------------------------------------------------------------------------------
                                        970756 Total
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
QTY       SUPPLIER/    PURCHASE DATE    EQUIPMENT    PAID - CHECK #
           VENDOR                         COST
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 1        Fisher           2/4/97        $ 1,055.33
                                         ----------
-------------------------------------------------------------------------
                                         $ 1,055.33
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           219.00         6315
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           171.00         6315
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           200.00         6315
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           549.00         6315
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97          ,375.00         6315
                                         ----------
                                           2,514.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           219.00         6404
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           171.00         6404
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97         2,139.00         6404
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           449.00         6404
                                         ----------
-------------------------------------------------------------------------
                                           2,978.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           219.00         6315
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97           171.00         6315
-------------------------------------------------------------------------
 1        MacWarehouse     3/20/97         1,375.00         6315
                                         ----------
-------------------------------------------------------------------------
                                           1,765.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse     3/25/97         4,849.00         6404
                                         ----------
-------------------------------------------------------------------------
                                           4,849.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        Fisher           4/10/97         1,854.43         6550
                                         ----------
-------------------------------------------------------------------------
                                           1,854.43
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        Thermatech       4/16/97         2,979.20         6596
                                         ----------

                                           2,979.20
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse     4/23/97         1,689.00         6564
-------------------------------------------------------------------------
 1        MacWarehouse     4/23/97           765.00         6564
                                         ----------
-------------------------------------------------------------------------
                                           2,454.00
-------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
QTY        EQUIPMENT                      PURCHASE          INVOICE NO.         CATALOG       SERIAL NO.
          DESCRIPTION                       ORDER                                 NO.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 1        Dunatek Dat 8.1 Removable              970823        A1797455           DRI 1652        5401217
          Tape Drive
---------------------------------------------------------------------------------------------------------
                                          970823 Total
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 1        Campaq P/133 PC Computer               970836        A1883586           CP3448    S6703HVX6D740
---------------------------------------------------------------------------------------------------------
 1        16MB SIMM Kit                          970836        A1888247           MY6271


---------------------------------------------------------------------------------------------------------
                                          970836 Total
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 1        9.1 GB Ultra Wide Drive                970906           71821        RCH/19WDS         LA691625

---------------------------------------------------------------------------------------------------------
                                          970906 Total
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 1        Power  Center   Macintosh              971009        A3069549          CPU0465          1437754
          Clone
---------------------------------------------------------------------------------------------------------
 2        64  MB  168  Pin  DIMM                 971009        A2902922          CPU0392              N/A
          Memory
---------------------------------------------------------------------------------------------------------
 1        PCI Graphic Card                       971009        A2902922          DRI1212              N/A
---------------------------------------------------------------------------------------------------------
 1        Superscan 17" Monitor                  971009        A2916575          MON0101        T6l000557
---------------------------------------------------------------------------------------------------------
 1        3COM Ethernet Card                     971009        A2902922          DEC2209              N/A
---------------------------------------------------------------------------------------------------------
 1        Internal Zip Drive                     971009        A2902922          DRI1768              N/A

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                          971009 Total
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 1        Power  Center   Macintosh              971010        A3069010          CPU0465          1435173
          Clone
---------------------------------------------------------------------------------------------------------
 2        64  MB  168  Pin  DIMM                 971010        A2894665          CPU0392              N/A
          Memory
---------------------------------------------------------------------------------------------------------
 1        PCI Graphic Card                       971010        A2894665          DRI1212              N/A
---------------------------------------------------------------------------------------------------------
 1        Superscan 17" Monitor                  971010        A2882363          MON0101        T6J000263

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                          971009 Total
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                          Grand Total

---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
QTY       SUPPLIER/    PURCHASE DATE    EQUIPMENT    PAID - CHECK #
           VENDOR                         COST
-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse    4/13097        1,109.00           6564
                                      -----------
-------------------------------------------------------------------------
                                         1,109.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse    5/1/97         1,290.00           6660
-------------------------------------------------------------------------
 1        MacWarehouse    5/1/97            95.00           6660
                                      -----------
-------------------------------------------------------------------------
                                         1,385.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        RCH Products    5/21/97        2,614.00           6682
                                      -----------
-------------------------------------------------------------------------
                                         2,614.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse    6/2/97         2,470.00    To be Pd. - 6/18/97

-------------------------------------------------------------------------
 2        MacWarehouse    5/28/97          850.00    To be Pd. - 6/18/97

-------------------------------------------------------------------------
 1        MacWarehouse    5/28/97          385.00    To be Pd. - 6/18/97
-------------------------------------------------------------------------
 1        MacWarehouse    5/29/97          730.00    To be Pd. - 6/18/97
-------------------------------------------------------------------------
 1        MacWarehouse    5/28/97           85.00    To be Pd. - 6/18/97
-------------------------------------------------------------------------
 1        MacWarehouse    5/28/97          125.00    To be Pd. - 6/18/97
                                      -----------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                         4,645.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 1        MacWarehouse    6/2/97         2,470.00    To be Pd. - 6/18/97

-------------------------------------------------------------------------
 2        MacWarehouse    5/28/97          850.00    To be Pd. - 6/18/97

-------------------------------------------------------------------------
 1        MacWarehouse    5/28/97          385.00    To be Pd. - 6/18/97
-------------------------------------------------------------------------
 1        MacWarehouse    5/29/97          730.00    To be Pd. - 6/18/97
                                      -----------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                         4,435.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                      $ 35,586.96
                                      ===========
-------------------------------------------------------------------------

                       ACCEPTANCE AND DELIVERY CERTIFICATE

          3-Dimensional Pharmaceuticals, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of June 12, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and delivery of the equipment listed in Lease Schedule No. 1, such acceptance and delivery having been made on the 1st day of July, 1997.

                                            3-Dimensional Pharmaceuticals, Inc.

                                            By: /s/ Scott Horvitz
                                                -------------------------------
                                                Name:    Scott Horvitz
                                                Title:   Vice President &
                                                         Chief Financial Officer

                          SALE AND LEASEBACK AGREEMENT


          THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of June 14, 1997, among 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

          WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

          WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of June 12, 1997 and Schedule No. 1 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Amount and Terms of Purchase.
               ----------------------------

                  (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

                  (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $34,586.96. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

                  (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

                  (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

          2.   Conditions to Purchase.  The obligation of the Buyer to purchase
               ----------------------
the Equipment is subject to the following conditions:

                  (a) The Buyer shall have received this Agreement, duly executed by the Seller.

                  (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

                  (c) The Buyer shall have received the Lease, duly executed by the Seller.

                  (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

                  (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

                  (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since December 31, 1996.

                  (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

                  (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

          3.   Representation  and Warranties.  To induce the Buyer to enter
               ------------------------------
into this Agreement, the Seller  represents and warrants to the Buyer that:

                  (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

                  (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any material provision of, or result in a material default under, the Seller's Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

                  (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

                  (e) There are no actions, suits, or proceedings pending, or, to the Seller's knowledge, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

                  (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

          4.   Indemnities. The Seller agrees to indemnify, defend, and save
               -----------
harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) any material inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and Leaseback Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document, but excluding taxes on or measured by the net income of the Buyer. Notwithstanding the foregoing, Seller shall have no obligation to indemnify Buyer for any Indemnified Amounts which arise out of Buyer's gross negligence or willful misconduct.

          5.   Remedies. Upon the Seller's receipt of notice from the Buyer of
               --------
Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents and after all applicable grace periods) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

          6.   Amendments, etc. No amendment or waiver of any provision of this
               ---------------
Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer and the Seller, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          7.   Notices, etc.  All notices and other communications provided
               ------------
for hereunder shall be in writing and sent:

                           if to the Seller, at its address at:

                           3-Dimensional Pharmaceuticals, Inc.
                           Eagleview Corporate Center
                           665 Stockton Drive, Suite 104
                           Exton, Pennsylvania  19341
                           Attention:  Chief Financial Officer
                           Telephone No.:  (610) 458-6043
                           Telecopy No.:  (610) 458-8258

                           if to the Buyer, at its address at:

                           Transamerica Business Credit Corporation
                           Technology Finance Division
                           76 Batterson Park Road
                           Farmington, Connecticut  06032-2571
                           Attention:  Assistant Vice President,
                                       Lease Administration
                           Telephone No.:  (860) 677-6466
                           Telecopy No.:  (860) 677-6766
                           with a copy to:

                           Transamerica Business Credit Corporation
                           9399 West Higgins Road
                           Rosemont, Illinois 60018
                           Attention:  Legal Department
                           Telephone No.:  (847) 685-1106
                           Telecopy No.:  (847) 685-1143

     or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

          8.   No Waiver; Remedies. No failure on the part of the Buyer to
               -------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          9.   Benefit.  Neither  party may  transfer,  assign or delegate any
               -------
 of its rights, duties or obligations hereunder without the prior written consent of the other party.

          10.  Binding Effect. This Agreement shall be binding upon and inure to
               --------------
the benefit of the Seller and the Buyer and their respective successors and assigns.

          11.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE
               -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          12.  Execution in Counterparts. This Agreement may be executed in any
               -------------------------
number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

          13.  Severability. If one or more of the provisions contained in this
               ------------
Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

          14.  SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN
               --------------------------
CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT

PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          15.  JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST
               ----------
EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.

                                             3-DIMENSIONAL PHARMACEUTICALS,
                                             INC.


                                             By: /s/ Scott Horvitz
                                                 ---------------------------
                                                 Name: Scott Horvitz
                                                 Title:   Vice President


                                             TRANSAMERICAN BUSINESS CREDIT
                                             CORPORATION


                                             By: /s/ Gary P. Moro
                                                 ---------------------------
                                                  Name: Gary P. Moro
                                                  Title: Vice President

Exhibit II - Equipment
Exhibit A - Bill of Sale

                                   EXHIBIT A

                                 BILL OF SALE

          KNOW ALL PERSONS BY THESE PRESENTS 3-Dimensional Pharmaceuticals, Inc. (the "Seller"), for Six Hundred Fifty Seven Thousand, Three Hundred Eighty One and 28/100 Dollars ($657,381.28) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

          TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

          AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

          IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this ____ day of _________________, 1997.

                                          3-DIMENSIONAL PHARMACEUTICALS,
                                          INC.

                                          By: /s/ Scott Horvitz
                                              ------------------------
                                              Name: Scott Horvitz
                                              Title: VP & CFO

                                 BILL OF SALE


          KNOW ALL PERSONS BY THESE PRESENTS 3-Dimensional Pharmaceuticals, Inc. (the "Seller"), for Six Hundred Fifty Seven Thousand, Three Hundred Eighty One and 28/100 Dollars ($657,381.28) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

          TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

          AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

          IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this _____ day of _________________, 1997.

                                           3-DIMENSIONAL PHARMACEUTICALS,
                                           INC.

                                           By: /s/ Scott Horvitz
                                               ------------------------
                                           Name: Scott Horvitz
                                           Title: Vice President

                          TECHNOLOGY FINANCE DIVISION
                            DOCUMENTATION CHECKLIST

                      3 DIMENSIONAL PHARMACEUTICALS, INC.
                           CUSTOMER NUMBER 1046-002
                                SCHEDULE NO. 2
                           AS OF SEPTEMBER 22, 1997

---------------------------------------------------------------------------------------------------------------------
                                                                           DATE
                                                                           -----
                                                          DATE            RECEIVED
                                                          ----            --------
               DOCUMENT                                   SENT               D                     COMMENTS
               --------                                   ----               -                     --------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
SCHEDULE NO. 2                                           9-24-97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
EXHIBIT II - EQUIPMENT                                   9-24-97
---------------------------------------------------------------------------------------------------------------------------------
     RIDER I (EQUIPMENT DESCRIPTION)                                          9-24-97                 RECEIVED.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
ACCEPTANCE AND DELIVERY CERTIFICATE                      9-24-97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
SALE AND LEASEBACK AGREEMENT                             9-24-97
---------------------------------------------------------------------------------------------------------------------------------
         BILL OF SALE                                    9-24-97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PAY PROCEEDS LETTER                                      9-24-97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
SALES TAX EXEMPTION CERTIFICATE                                                                       RECEIVED.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
SUPPLIERS' INVOICES                                                           9-24-97                 RECEIVED.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
INSURANCE CERTIFICATE
---------------------------------------------------------------------------------------------------------------------------------
         PROPERTY                                                                                     RECEIVED.
---------------------------------------------------------------------------------------------------------------------------------
         LIABILITY                                                                                    RECEIVED.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
INVOICE FOR ADVANCE RANT                                 9-24-97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
ADVANCE RENT                                                                                          DEDUCTED FROM PROCEEDS
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
UCC FINANCING STATEMENTS
---------------------------------------------------------------------------------------------------------------------------------
         JURISDICTIONS:
---------------------------------------------------------------------------------------------------------------------------------
         SOS-PA                                          9-24-97
---------------------------------------------------------------------------------------------------------------------------------
         PROTHONOTARY OF CHESTER COUNTY                  9-24-97
---------------------------------------------------------------------------------------------------------------------------------
         REAL ESTATE RECORDS OF CHESTER COUNTY                                9-24-97                 RECEIVED WITH SCH. 01
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
UCC LIEN SEARCH                                                                                       UPDATE RECEIVED 9-24-97
---------------------------------------------------------------------------------------------------------------------------------
JURISDICTIONS:
---------------------------------------------------------------------------------------------------------------------------------
         SOS-PA
---------------------------------------------------------------------------------------------------------------------------------
         PROTHONOTARY OF CHESTER COUNTY
---------------------------------------------------------------------------------------------------------------------------------
         REAL ESTATE RECORDS OF CHESTER COUNTY
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
ANY INTERVENING LIENS?  CLEAR!
------------------------------------------------------------------------------

                      SCHEDULE TO MASTER LEASE AGREEMENT

                        Dated as of September 24, 1997

                                Schedule No. 2


Lessor Name & Mailing Address                Lessee Name & Mailing Address
Transamerica Business Credit Corporation     3-Dimensional Pharmaceuticals, Inc.
Riverway II                                  Eagleview Corporate Center
West Office Tower                            665 Stockton Drive, Suite 104
9399 West Higgins Road                       Exton, Pennsylvania 1 19341
Rosemont, Illinois  60018

     Equipment Location (if different than Lessee's address above):

     This Schedule covers the following described equipment ("Equipment"):

          See Exhibit II attached hereto and made a part hereof.

     The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated June 12, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated May 9, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1. Term (Number of Months)                             48months
2. Equipment Cost                                      $657,381.28
3. Commencement Date                                   September 30, 1997
4. Rate Factor                                         2.5226% of Equipment Cost
5. Total Rents                                         $795,988.80
6. Advance Rents (first and last)                      $33,166.20
7. Monthly rental payments                             $16,583.10
    And the second such rental payments will be due on November 1, 1997 and subsequent rental payments will be due on the
    same day of each month thereafter
8. Security Deposit                                    None
9. In addition to the monthly rental payments          $552.77
   provided for herein, Lessee shall pay to Lessor, as interim rent, payable on the commencement date specified above, an amount equal to 1/30th of the monthly rental payment (including monthly sales/use tax) multiplied by the number of days from and including the commencement date through the end of the same calendar month

     Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

     Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

     The Purchase Date shall be September 1, 2001.

     The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 8% per annum plus the Reversionary Value.

     The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

TRANSAMERICA BUSINESS CREDIT            3-DIMENSIONAL PHARMACEUTICALS,
CORPORATION                             INC.
(Lessor)                                (Lessee)


By:/s/ Meg Lengson                      By:/s/ Scott Horvitz
   -------------------------------         ---------------------------------

Title: Assistant Vice President         Title: Vice President
       ---------------------------             -----------------------------

                                  EXHIBIT II


To:

 X    Schedule to Master Lease Agreement
---
 X    UCC
---
 X    Collateral Access Agreement
---


                        Dated as of September 24, 1997

                                    Between

                   TRANSAMERICA BUSINESS CREDIT CORPORATION



Customer Name:           3-DIMENSIONAL PHARMACEUTICALS, INC.
Equipment Locations:     Eagleview Corporate Center
                         665 Stockton Drive, Suite 104
                         Exton, Pennsylvania  19341



                     SEE RIDER I FOR EQUIPMENT DESCRIPTION



Transamerica Business Credit Corporation    3-Dimensional Pharmaceuticals, Inc.
(Lessor)                                    (Lessee)


By:/s/ Meg Lengson                           By:/s/ Scott Horvitz
   -------------------------------              -------------------------------
                                                    Scott Horvitz

Title: Assistant Vice President              Title: Vice President
       ---------------------------                  ---------------------------

                                     RIDER I
                                TO SCHEDULE NO. 1

 X        Master Lease Agreement                                            3-Dimensional Pharmaceuticals, Inc.
              dated June 12, 1997                                           Equipment Sale Leaseback Schedule
 X        Schedule No. 2

  QTY         EQUIPMENT               PURCHASE ORDER       INVOICE NO.      CATALOG NO.         SERIAL NO.   SUPPLIER/
             DESCRIPTION                                                                                      VENDOR
   1      CPU Board for SGI                       971207         71870     RCH/HU497                  N/A  RCH Products
          Challenge
                                     971207 Total
   1      RAID Array Disk                         971208         71871  RCH/Ultra 7-9                      RCH Products
   1      1 GB Memory for                         971208         71871     RCH/1GBR44                 N/A  RCH Products
          Challenge L
   1      Uninterruptible Power                   971208         71871     BSU1400NET        WS9715682793  RCH Products
          Supply, 1400
   1      Uninterruptible Power                   971208         71871     BSU1400NET        ES9714343935  RCH Products
          Supply, 1400
   1      CD-ROM Recorder                         971208        718871      RCH/CDWR                  N/A  RCH Products
                                     971208 Total
   1      Uninterruptible Power                   971209         71872    RCH/SU200NET       ES9725465959  RCH Products
          Supply, 2200VA
   1      Uninterruptible Power                   971209         71872    RCH/SU200NET       ES9725465960  RCH Products
          Supply, 2200VA
   1      PowerChute Plus for SUN                 971209         71872     RCH/AP9004                 N/A  RCH Products
   1      PowerChute Plus for                     971209         71872     RCH/AP9007                 N/A  RCH Products
          Windows
                                     971209 Total
   1      Uninterruptible Power                   971210         71873    RCH/SU200NET       ES9724459211  RCH Products
          Supply, 2200VA
   1      Uninterruptible Power                   971210         71873    RCH/SU200NET       ES9724459191  RCH Products
          Supply, 2200VA
   2      PowerChute Plus for                     971210         71873     RCH/AP9007                 N/A  RCH Products
          Windows
                                     871210 Total
   1      Superstack II Switch                    971211    370-009302      179416            7WKR057716   Anixler
                                     871211 Total
   1      HPLC System                             971212        168947                             70094E  Shimadzu
                                     971211 Total
   1      Gilson Liquid Handler/                  971213        146795                           259E7179  Gilson
          Autosampler System
                                     971213 Total
   1      Laboratory Wall Cabinets                971215          5840                                N/A  LF Systems
                                                                                                           Corp
                                     971215 Total
   1      Double Mirror Focusing                  971222         30584        7616                    N/A  Charles Supper


  X       UCC-1
  X       Sale and Leaseback Agreement

  QTY         EQUIPMENT              PURCHASE    EQUIPMENT       PAID - CHECK #
             DESCRIPTION               DATE        COST
   1      CPU Board for SGI 8/28/97                                   7238
          Challenge                           $  60,000.00
                                              ------------
                                              $  60,000.00
   1      RAID Array Disk            7/15/97     27,224.00            6967
   1      1 GB Memory for            7/15/97     32,248.00            6967
          Challenge L
   1      Uninterruptible Power      7/15/97        787.00            6967
          Supply, 1400
   1      Uninterruptible Power      7/15/97        787.00            6967
          Supply, 1400
   1      CD-ROM Recorder            7/15/97      2,423.00            6967
                                              ------------
                                                 63,469.00
   1      Uninterruptible Power       7/7/97      1,181.00            6967
          Supply, 2200VA
   1      Uninterruptible Power       7/7/97      1,181.00            6967
          Supply, 2200VA
   1      PowerChute Plus for SUN     7/7/97        126.00            6967
   1      PowerChute Plus for         7/7/97                          6967
          Windows                                    55.00
                                              ------------
                                                  2,543.00
   1      Uninterruptible Power       7/7/97      1,181.00            6967
          Supply, 2200VA
   1      Uninterruptible Power       7/7/97      1,181.00            6967
          Supply, 2200VA
   2      PowerChute Plus for         7/7/97                          6967
          Windows                                   110.00
                                              ------------
                                                  2,472.00
   1      Superstack II Switch       7/18/97      2,196.65            7068
                                              ------------
                                                  2,196.65
   1      HPLC System                7/25/97     19,135.10            7238
                                              ------------
                                                  2,196.65
   1      Gilson Liquid Handler/     7/11/97     19,759.00            7140
                                              ------------
          Autosampler System
                                                 19,759.00
   1      Laboratory Wall Cabinets    9/7/97      4,811.00            7235
                                              ------------

                                                  4,811.00
   1      Double Mirror Focusing     7/15/97     19,400.00            6982
                                              ------------


  QTY         EQUIPMENT               PURCHASE ORDER      INVOICE NO.      CATALOG NO.       SERIAL NO.       SUPPLIER/
             DESCRIPTION                                                                                       VENDOR
          System                                                                                           Co.

   1      Power ac 4400/200          971222 Total 971223      A4368957      CPU0611          SXB7190K79GG  Mac Warehouse
          32MB/2GB 12xCD
   1      64MB 168 Pin EDO DIMM                   971223      A4390761      CHP0397                   N/A  Mac Warehouse
   1      4.3 GB Hard Drive                       971223                    DRH1753              17200652  Mac Warehouse
   1      Power User 17" Monitor                  971223                    MONO489             561011394  Mac Warehouse
   1      Ethernet Network Card                   971223                    DEC1652                   N/A  Mac Warehouse

                                     971223 Total
   1      Octane, SGI Workstation,                971225         71878                       0800690B713E  RCH Products
          $10000
   1      Dial and Button Box for                 971225         71878                               2443  RCH Products
          Octane
   1      ONC3/NFS for Irix                       971225         71878                                N/A  RCH Products
          Operating System
   1      ProDev C++ Bundle for                   971225          7187                                N/a  RCH Products
          C++ Development
                                     971225 Total
   2      32MB 168 Pin DIMM 70 NS                 971256      A5164009      CHP0403                   N/A  Mac Warehouse
   3      Power User 15" Monitor                  971256      A5007919      MON0488                        Mac Warehouse
   3      Ethermac PCI Card                       971256      A5007919      DEC2382                   N/A  Mac Warehouse
          10Base-T
   1      32MB 168 Pin DIMM 70 NS                 971256      A5007919      CHP0403                   N/A  Mac Warehouse
   1      SuperMac C500 603E/18OLT                971256      A5040555      CPU0672       50N30A721000364  Mac Warehouse
          16MB 1.2 GB
   1      SuperMac C500 603E/18OLT                971256      A5040555      CPU0672       50N30A721000119  Mac Warehouse
          16MB 1.2GB
   1      SuperMac C500 603E/18OLT                971256      A5040555      CPU0672       50N30A723000615  Mac Warehouse

                                     971256 Total
   1      Laboratory Table,                       971277          5831                                N/A  LF Systems
          Stainless w/Blk Top                                                                              Corp
                                     971277 Total
   1      LCQ MS/DS System                        971317  S-021842-011        LCQ                LC000472  Finigan MAT
   1      ESI Probe for the LCQ                   971317  S-021842-011        201A                    N/A  Finigan MAT
          MS/DS
   1      APCI Probe for the LQC                  971317  S-021842-011        201B                    N/A  Finigan MAT
          MDS/DS
                                     971317 Total
   1      Stereo Emitter & Glasses                971322         71888                              45542  RCH Products
                                     971322 Total
   1      NB Scientific                           971393  278404073197     14-280-15            790454146  Fischer
          Reciprocating Water Bath                                                                         Scientific
   1      Water Bath Gable Cover                  971393  278404073197     14-280-28                  N/A  Fisher
                                                                                                           Scientific
                                     971393 Total
   1      Powerbook 1400CS/117                    971460      A5462593      CPU0522          SQF7020JXBJX  Mac Warehouse
          12/750MB
   1      24MB Memory Module for                  971460      A5472220      CHP0411                   N/A  Mac Warehouse
          Powerbook 140

  QTY         EQUIPMENT             PURCHASE      EQUIPMENT       PAID - CHECK #
             DESCRIPTION              DATE          COST
                                                19,400.00
   1      Power Mac 4400/200        7/8/97       1,715.00            7062
          32MB/2GB 12xCD
   1      64MB 168 Pin EDO DIMM     7/8/97         395.00            7062
   1      4.3 GB Hard Drive         7/8/97         999.00            7062
   1      Power User 17" Monitor    7/8/97         430.00            7062
   1      Ethernet Network Card     7/8/97         122.00            7062
                                               ----------
                                                 3,661.00
   1      Octane, SGI Workstation,  7/8/97      58,446.00            6967
          $10000
   1      Dial and Button Box for   7/8/97       2,250.00            6967
          Octane
   1      ONC3/NFS for Irix         7/8/97         595.00            6967
          Operating System
   1      ProDev C++ Bundle for     7/8/97                           6967
          C++ Development                        5,500.00
                                               ----------
                                                66,791.00
   2      32MB 168 Pin DIMM 70 NS   7/29/97        330.00
   3      Power User 15" Monitor    7/24/97        795.00            7104
   3      Ethermac PCI Card         7/24/97        180.00            7104
          10Base-T
   1      32MB 168 Pin DIMM 70 NS   7/24/97        165.00            7104
   1      SuperMac C500 603E/18OLT  7/24/97        949.00            7104
          16MB 1.2 GB
   1      SuperMac C500 603E/18OLT  7/24/97        949.00            7104
          16MB 1.2GB
   1      SuperMac C500 603E/18OLT  7/24/97        949.00
                                               ----------
                                                 4,317.00            7104

   1      Laboratory Table,
          Stainless w/Blk Top       8/21/97      1,129.00            7235
                                               ----------
                                                 1,129.00
   1      LCQ MS/DS System          8/12/97    143,200.00            7239
   1      ESI  Probe for the LCQ    8/12/97     10,000.00            7239
          MS/DS
   1      APCI Probe for the LQC    8/12/97     10,000.00            7239
                                                ---------
          MDS/DS
                                               163,200.00
   1      Stereo Emitter & Glasses  7/16/97        990.00            6967
                                               ----------
                                                   990.00
   1      NB Scientific             7/29/97      2,700.00            7093
          Reciprocating Water Bath
   1      Water Bath Gable Cover    7/29/97        412.00            7093


                                                 3,112.00
   1      Powerbook 1400CS/117      8/5/97       1,645.00            7184
          12/750MB
   1      24MB Memory Module for    8/5/97         185.00            7184
          Powerbook 140

  QTY       EQUIPMENT                   PURCHASE ORDER      INVOICE NO.    CATALOG       SERIAL NO.       SUPPLIER/    PURCHASE
           DESCRIPTION                                                       NO.                           VENDOR       DATE
   1    Apple Powerbook 1400 8X                    971460      A5472220      ACC2788               N/A  Mac Warehouse    8/5/97
        CD-ROM Module
   1    Etertech Ethernet Card                     971460      A5472220      ACC2482               N/A  Mac Warehouse    8/5/97

                                      971460 Total
   1    SuperMac C500 603E/18OLT                   971461      A5501606      CPU0672   50N30A725001694  Mac Warehouse    8/6/97
        16MB/1.2GB
   1    Monitor Power User 15"                     971461      A5501606      MONO488                    Mac Warehouse    8/6/97

                                      971461 Total
   1    Printer, Epson, Stylus                     971500      A5621438      PR11948       2UUX0012670  Micro            8/8/97
        1500 Wide Carriage                                                                              Warehouse
   1    Monitor, Hitachi, 21"                      971500      A5621438      MON0362         G6H005057  Micro            8/8/97
                                                                                                        Warehouse
   1    CPU, Compaq Deskpro 6000                   971500      A5621438       CP5024     S6719BPP2Q430  Micro            8/8/97
                                                                                                        Warehouse
   1    64MB Memory Module for                     971500      A5796362       MY6945               N/A  Micro            8/8/97
        Deskpro                                                                                         Warehouse
                                      971500 Total
   1    Oil Free Diaphragm Pump,                   971504           333       696244       20062616-97  Vacuubrand,      8/28/97
        Chem(PTFE)                                                                                      Inc.
   1    Incubator, Isotemp 5.0 Cu Ft               971543  278404083197     11690650D         70800248  Fisher           8/14/97
                                                                                                        Scientific
                                      971543 Total
   1    Analytical Balance                         971557  278404083197    01-913-503B      1116283226  Fisher           8/15/97
                                                                                                        Scientific
                                      971557 Total
   1    Lab Fit-out Work - Phase 1                 979999       6/10/97                            N/A  Eagleview        5/31/97
                                                                                                        Constri.
   1    Lab Fit-out Work - Phase 2                 979999       9/16/97                            N/A  Eagleview        8/31/97
                                                                                                        Constr.
                                      979999 Total
   1    SuperMac             C500                  971725      A6776926      CPU0787   50N30A728002565  Mac Warehouse    9/10/97
        603LT/18OLT 16MB
   1    Monitor Power User 15"                     971725      A6776926      MONO488                    Mac Warehouse    9/10/97
   1    32MB 168 Pin DIMM Memory                   971725      A6791693      RDR12126              N/A  Mac Warehouse    9/10/97
        Module
   1    Zip Drive SCSI                             971725      A6791693      CHP0403               N/A  Mac Warehouse    9/10/97

                                      971725 Total
   1    Ultra Wide SCSI Disk                       971756         71942      RCH/E412         JK134135  RCH Products     9/16/97
        Drive System, 4.3GB
   1    Ultra Wide SCSI Disk                       971756         71942      RCH/E412         JK158471  RCH Products     9/16/97
        Drive System, 4.3GB
                                      971756 Total
  QTY       EQUIPMENT                                             EQUIPMENT           PAID - CHECK #
           DESCRIPTION                                             COST
   1    Apple Powerbook 1400 8X                                      185.00                7184
        CD-ROM Module
   1    Etertech Ethernet Card                                                             7184
                                                                      85.00
                                                                -----------
                                                                   2,100.00
   1    SuperMac C500 603E/18OLT                                     930.00                7184
        16MB/1.2GB
   1    Monitor Power User 15"                                                             7184
                                                                     265.00
                                                                -----------
                                                                   1,195.00
   1    Printer, Epson, Stylus                                       469.00                7184
        1500 Wide Carriage
   1    Monitor, Hitachi, 21"                                      1,665.00                7184

   1    CPU, Compaq Deskpro 6000                                   3,149.00                7184

   1    64MB Memory Module for                                       405.00                7184
        Deskpro                                                 -----------

                                                                   5,688.00
   1    Oil Free Diaphragm Pump,                                   1,965.00                7237
        Chem(PTFE)
   1    Incubator, Isotemp 5.0 Cu F                                1,192.53                7242
                                                                -----------

                                                                   1,192.53
   1    Analytical Balance                                         2,250.00                7242
                                                                -----------

                                                                   2,250.00
   1    Lab Fit-out Work - Phase 1                                24,225.00                6660

   1    Lab Fit-out Work - Phase 2                               178,310.00                7241
                                                                -----------

                                                                 202,535.00
   1    SuperMac             C500                                    890.00                7243
        603LT/18OLT 16MB
   1    Monitor Power User 15"                                       255.00                7243
   1    32MB 168 Pin DIMM Memory                                     140.00                7243
        Module
   1    Zip Drive SCSI                                                                     7243
                                                                      95.00
                                                                -----------
                                                                   1,380.00
   1    Ultra Wide SCSI Disk                                       1,045.00                7236
        Drive System, 4.3GB
   1    Ultra Wide SCSI Disk                                                               7236
        Drive System, 4.3GB                                        1,045.00
                                                                -----------

                                                                   2,090.00
                                                                -----------

  Grand Total    N/A - NOT APPLICABLE
                 SERIAL  NUMBERS FOR  MONITORS  WILL BE
                 FORWARD - NOT CURRENTLY AVAILABLE              $657,381.28
                                                                ===========

                      ACCEPTANCE AND DELIVERY CERTIFICATE

          3-Dimensional Pharmaceuticals, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of June 12, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and delivery of the equipment listed in Lease Schedule No. 2, such acceptance and delivery having been made on the 30th day of September, 1997.

                                             3-Dimensional Pharmaceuticals, Inc.


                                             By: /s/ Scott Horvitz
                                                 -------------------------------
                                             Name: Scott Horvitz
                                             Title: Vice President

Form4

                         SALE AND LEASEBACK AGREEMENT

          THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of September 24, 1997, among 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                             W I T N E S S E T H:

          WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

          WHEREAS, Seller desires td sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

          WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of June 12, 1997 and Schedule No. 2 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          16.  Amount and Terms of Purchase.
               ----------------------------

                    (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

                    (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $657,381.28. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

                    (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

                    (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

          17.  Conditions to Purchase. The obligation of the Buyer to purchase
               ----------------------
the Equipment is subject to the following conditions:

                    (a) The Buyer shall have received this Agreement, duly executed by the Seller.

                    (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

                    (c) The Buyer shall have received the Lease, duly executed by the Seller.

                    (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

                    (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

                    (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since December 31, 1996.

                    (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

                    (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

          18.  Representation and Warranties.  To induce the Buyer to enter
               -----------------------------
into this Agreement the Seller represents and warrants to the Buyer that:

                    (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

                    (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any material provision of, or result in a material default under, the Seller's Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, Permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as. contemplated by the Sale and Leaseback Documents.

                    (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

                    (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

                    (e) There are no actions, suits, or proceedings pending, or, to the Seller's knowledge, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

                    (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

         All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

          19.  Indemnities. The Seller agrees to indemnify, defend, and save
               -----------
harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) any material inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and Leaseback Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document, but excluding taxes on or measured by the net income of the Buyer. Notwithstanding the foregoing, Seller shall have no obligation to indemnify Buyer for any Indemnified Amounts which arise out of Buyer's gross negligence or willful misconduct.

          20.  Remedies.  Upon the Seller's receipt of notice from the Buyer of
               --------
Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents and after all applicable grace periods) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covena nt or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

          21.  Amendments, etc.  No amendment or waiver of any provision of this
               ---------------
Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer and the Seller, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          22.  Notices, etc.  All notices and other communications provided
               ------------
for hereunder shall be in writing and sent:

                    if to the Seller, at its address at:

                    3-Dimensional Pharmaceuticals, Inc.
                    Eagleview Corporate Center
                    665 Stockton Drive, Suite 104
                    Exton, Pennsylvania 19341
                    Attention: Chief Financial Officer
                    Telephone No.: (610) 458-6043
                    Telecopy No.: (610) 458-8258

                    if to the Buyer, at its address at:

                    Transamerica Business Credit Corporation
                    Technology Finance Division
                    76 Batterson Park Road
                    Farmington, Connecticut 06032-2571
                    Attention: Assistant Vice President,
                         Lease Administration
                    Telephone No.: (860) 677-6466
                    Telecopy No.: (860) 677-6766

                    with a copy to:

                    Transamerica Business Credit Corporation

                    9399 West Higgins Road_
                    Rosemont, Illinois 60018
                    Attention: Legal Department
                    Telephone No.: (847) 685-1106
                    Telecopy No.: (847) 685-1143

     or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission when receipt of such transmission is acknowledged.

          23.  No Waiver; Remedies.  No failure on the part of the Buyer to
               -------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          24.  Benefit.  Neither party may transfer, assign or delegate any of
               -------
its rights, duties or obligations hereunder without the prior written consent of the other party.

          25.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of the Seller and the Buyer and their respective successors and assigns.

          26.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL
               -------------
BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF-ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          27.  Execution in Counterparts.  This Agreement may be executed in
               -------------------------
any number of counterpart, each of which shall constitute anoriginal and all of which taken together shall constitute one and the same agreement.

          28.  Severability.  If one or more of the provisions contained in
               ------------
this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

          29.  SUBMISSION TO JURISDICTION.  ALL DISPUTES ARISING UNDER OR IN
               --------------------------
CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE

A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          30.  JURY TRIAL.  THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST
               ----------
EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANYACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH TIES AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.

                                             3-DIMENSIONAL PHARMACEUTICALS, INC.


                                             By: /s/ Scott Horvitz
                                                 -------------------------------
                                             Name. Scott Horvitz
                                             Title: Vice President

                                             TRANSAMERICA BUSINESS CREDIT
                                             CORPORATION


                                             By: M/s/ Meg Lengson
                                                 -------------------------------
                                             Name: Meg Lengson
                                             Title: Assistant Vice President

Exhibit II- Equipment
Exhibit A- Bill of Sale

                                   EXHIBIT A

                                 BILL OF SALE

          KNOW ALL PERSONS BY THESE PRESENTS 3-Dimensional Pharmaceuticals, Inc. (the "Seller), for Six Hundred Fifty Seven Thousand, Three Hundred Eighty One and 28/1 00 Dollars ($657,381.28) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

          TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

          AND, the Seller hereby wan-ants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

          IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this _______ day of ______________ 1997.

                                             3-DIMENSIONAL PHARMACEUTICALS, INC.


                                             By:  ______________________________
                                             Name:
                                             Title:

                                 BILL OF SALE

          KNOW ALL PERSONS BY THESE PRESENTS 3-Dimensional Pharmaceuticals, Inc. (the "Seller"), for Six Hundred Fifty Seven Thousand, Three Hundred Eighty One and 28/100 Dollars ($657,381.28) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

          TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

          AND, the Seller hereby wan-ants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

          IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 30th day of September, 1997.

                                             3-DIMENSIONAL PHARMACEUTICALS, INC.


                                             By: /s/ Scott Horvitz
                                                 -------------------------------
                                             Name:  Scott Horvitz
                                             Title: Vice President

                          TECHNOLOGY FINANCE DIVISION
                            DOCUMENTATION CHECKLIST

                      3 DIMENSIONAL PHARMACEUTICALS, INC.
                           CUSTOMER NUMBER 1046-002
                                SCHEDULE NO. 2
                           AS OF SEPTEMBER 22, 1997

---------------------------------------------------------------------------------------------------------------------
                                                                           DATE
                       DOCUMENT                           DATE SENT       RECEIVED               COMMENTS
                       --------                           ---------       --------               --------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
SCHEDULE NO. 2                                             9-24-97
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
EXHIBIT II - EQUIPMENT                                     9-24-97
---------------------------------------------------------------------------------------------------------------------
     RIDER I (EQUIPMENT DESCRIPTION)                                      9-24-97            RECEIVED.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ACCEPTANCE AND DELIVERY CERTIFICATE                        9-24-97
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
SALE AND LEASEBACK AGREEMENT                               9-24-97
---------------------------------------------------------------------------------------------------------------------
         BILL OF SALE                                      9-24-97
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PAY PROCEEDS LETTER                                        9-24-97
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
SALES TAX EXEMPTION CERTIFICATE                                                              RECEIVED.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
SUPPLIERS' INVOICES                                                       9-24-97            RECEIVED.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
INSURANCE CERTIFICATE
---------------------------------------------------------------------------------------------------------------------
         PROPERTY                                                                            RECEIVED.
---------------------------------------------------------------------------------------------------------------------
         LIABILITY                                                                           RECEIVED.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
INVOICE FOR ADVANCE RANT                                   9-24-97
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ADVANCE RENT                                                                                 DEDUCTED FROM PROCEEDS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
UCC FINANCING STATEMENTS
---------------------------------------------------------------------------------------------------------------------
         JURISDICTIONS:
---------------------------------------------------------------------------------------------------------------------
         SOS-PA                                            9-24-97
---------------------------------------------------------------------------------------------------------------------
         PROTHONOTARY OF CHESTER COUNTY                    9-24-97
---------------------------------------------------------------------------------------------------------------------
         REAL ESTATE RECORDS OF CHESTER COUNTY                            9-24-97            RECEIVED WITH SCH. 01
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
UCC LIEN SEARCH                                                                              UPDATE RECEIVED 9-24-97
---------------------------------------------------------------------------------------------------------------------
JURISDICTIONS:
---------------------------------------------------------------------------------------------------------------------
         SOS-PA
---------------------------------------------------------------------------------------------------------------------
         PROTHONOTARY OF CHESTER COUNTY
---------------------------------------------------------------------------------------------------------------------
         REAL ESTATE RECORDS OF CHESTER COUNTY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ANY INTERVENING LIENS?  CLEAR!
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------
Debtor Name (last name first if individual) and mailing address:
3-DIMENSIONAL PHARMACEUTICALS, INC.
665 STOCKTON DRIVE, SUITE 104
EXTON, PA 19341
____2716487
                                                                      1
--------------------------------------------------------------------------
Debtor Name (last name first if individual) and mailing address:




                                                                      1a
--------------------------------------------------------------------------
Debtor Name (last name first if individual) and mailing address:




                                                                      1b
--------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and for security interest information:

TRANSAMERICA BUSINESS CREDIT CORP.
76 BATTERSON PARK ROAD
FARMINGTON, CT 06032
36-3596947
                                                                      2
--------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information



                                                                      2a
--------------------------------------------------------------------------
Special Types of Parties (check if applicable):
[_]  The terms "Debtor" and "Secured Party" mean "Lessee" and
     "Lessor," respectively
[_]  The terms "Debtor" and "Secured Party" mean "Consignee"
     and "Consignor", respectively
[_]  Debtor is a Transmitting Utility.
                                                                      3
--------------------------------------------------------------------------
                   SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------
This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable boxe(es)):

a. [_] acquired after a change of name, identity or corporate structure of the Debtor

b.  [_]  as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania

[_] .when the collateral was moved to this county

[_] when the Debtor's residence or place of business was moved to this county

d.  already subject to a security interest in another jurisdiction

[_] when the collateral was moved to Pennsylvania

    [_] when the Debtor's location was moved to Pennsylvania

e. [_] which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described in the original financing statement).

1046-002
                          Secured Party Signature(s)
                 (required only if box(es) is checked above):
 TRANSAMERICA BUSINESS CREDIT CORP.
--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                                                      4
--------------------------------------------------------------------------
                         FINANCING STATEMENT
                 Uniform Commercial Code Form UCC-1
               IMPORTANT - Please read instructions on
              reverse side of page 4 before completing
--------------------------------------------------------------------------
  Filing No. (stamped by       Date, Time, Filing Office
  filing officer)              (stamped by filing office)




                                                                      5
--------------------------------------------------------------------------
  This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box)

  [_] Secretary of the Commonwealth
  [X] Prothonotary of ___________Chester__________________ County
  [_] real estate records of ______________________________ County

                                                                      6
--------------------------------------------------------------------------
  Number of Additional Sheets (if any):                               7
--------------------------------------------------------------------------
  Optional Special Identification (Max. 10 Characters)                8
--------------------------------------------------------------------------
                             COLLATERAL
--------------------------------------------------------------------------
  Identify collateral by item and/or type:

  SEE EXHIBITS I, II AND RIDER I ATTACHED HERETO AND MADE A
  PART HEREOF.

  C/S/#1046-002
  #145


  [_] (Check only if desired) Products of the collateral are also covered.
                                                                      9
--------------------------------------------------------------------------
  Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es):
  a.  [_]  crops growing or to be grown on
  b.  [_]  good which are or are to become fixtures on
  c.  [_]  mineral or the like (including oil and gas) as extracted on
  d. [_] accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on the following real estate:

  Street Address:

  Described at Book _________ of (check one) [_] Deeds [_] Mortgages, at Page(s) ___________ for ______________ County. Uniform Parcel Identifier
  __________________
  [_] Described on Additional Sheet
  Name of record owner (required only if no debtor has an interest of record):

                                                                      10
--------------------------------------------------------------------------
                         DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------
  Debtor Signature(s):
--------------------------------------------------------------------------

         3-DIMENSIONAL PHARMACEUTICALS, INC.
  1
--------------------------------------------------------------------------


  1a
--------------------------------------------------------------------------
  1b                                                                  11
--------------------------------------------------------------------------
  RETURN RECEIPT TO:

  Data File Services, Inc.
  P.O. Box 275
  Van Nuys
  CA                         Phone    800-331-3282
  91408-2750                 Fax      818-909-4717
                                                                      12
--------------------------------------------------------------------------

                              EXHIBIT I TO UCC-1
                              ------------------



Lessee:    3-Dimensional Pharmaceuticals, Inc.
Lessor:    Transamerica Business Credit Corporation


     The property described on Exhibit II and Rider I attached hereto, which is leased pursuant to Master Lease Agreement dated Jung 12, 1997 between above-named Lessee and Lessor, and Schedule No. 2 thereto collectively, the "Lease'), all replacements, substitutions, additions, attachments, accessions, parts, fittings and accessories thereto and therefor, whether owned or hereafter acquired and all proceeds (including insurance proceeds and any sublease and the rentals and profits thereon) of and from said property. The Secured Party is a Lessor and the Debtor is a Lessee in respect to the leased property' `and the Lease is not intended as a security agreement to create a security interest 'm Lessor. This statement is not to be evidence that the Lease is a security agreement, but if it is determined to be so for other reasons, this financing statement is filed to perfect-the Secured Party's security interest in the property.

LESSOR:                                LESSEE:
TRANSAMEFICA BUSINESS                  3-DIMENSIONAL
CREDIT CORPORATION                     PHARMACEUTICALS, INC.

By:____________________________        By: /s/ Scott Horvitz
                                          --------------------------------
Title:_________________________        Title: VP
                                             -----------------------------
Date:__________________________        Date: Sept. 25, 1997
                                             -----------------------------

                                  EXHIBIT II


To:
     X    Schedule to Master Lease Agreement
    ---
     X    UCC
    ---
     X    Collateral Access Agreement
    ---


                        Dated as of September 24, 1997

                                    Between

                   TRANSAMERICA BUSINESS CREDIT CORPORATION



Customer Name:             3-DIMENSIONAL PHARMACEUTICALS, INC.
Equipment Locations:       Eagleview Corporate Center
                           665 Stockton Drive, Suite 104
                           Exton, Pennsylvania  19341



                     SEE RIDER I FOR EQUIPMENT DESCRIPTION



Transamerica Business Credit Corporation    3-Dimensional Pharmaceuticals, Inc.
(Lessor)                                    (Lessee)


By:_______________________________          By: /s/Scott Horvitz
                                               --------------------------------
                                                   Scott Horvitz

Title:____________________________          Title:  Vice President

                                    RIDER I
                               TO SCHEDULE NO. 1


X        Master Lease Agreement dated June 12, 1997                        3-Dimensional Pharmaceuticals, Inc.
X        Schedule No. 2                                                     Equipment Sale Leaseback Schedule

  QTY       EQUIPMENT DESCRIPTION      PURCHASE ORDER      INVOICE NO.    CATALOG NO.       SERIAL NO.
   1      CPU Board for SGI                       971207         71870     RCH/HU497                  N/A
          Challenge
                                     971207 Total
   1      RAID Array Disk                         971208         71871   RCH/Ultra 7-9
   1      1 GB Memory for                         971208         71871     RCH/1GBR44                 N/A
          Challenge L
   1      Uninterruptible Power                   971208         71871     BSU1400NET        WS9715682793
          Supply, 1400
   1      Uninterruptible Power                   971208         71871     BSU1400NET        ES9714343935
          Supply, 1400
   1      CD-ROM Recorder                         971208        718871      RCH/CDWR                  N/A
                                     971208 Total
   1      Uninterruptible Power                   971209         71872    RCH/SU200NET       ES9725465959
          Supply, 2200VA
   1      Uninterruptible Power                   971209         71872    RCH/SU200NET       ES9725465960
          Supply, 2200VA
   1      PowerChute Plus for SUN                 971209         71872     RCH/AP9004                 N/A
   1      PowerChute Plus for                     971209         71872     RCH/AP9007                 N/A
          Windows
                                     971209 Total
   1      Uninterruptible Power                   971210         71873    RCH/SU200NET       ES9724459211
          Supply, 2200VA
   1      Uninterruptible Power                   971210         71873    RCH/SU200NET       ES9724459191
          Supply, 2200VA
   2      PowerChute Plus for                     971210         71873     RCH/AP9007                 N/A
          Windows
                                     871210 Total
   1      Superstack II Switch                    971211     370-009302      179416             7WKR057716
                                     871211 Total
   1      HPLC System                             971212        168947                             70094E
                                     971211 Total
   1      Gilson Liquid Handler/                  971213        146795                            259E7179
          Autosampler System
                                     971213 Total
   1      Laboratory Wall Cabinets                971215          5840                                N/A

                                     971215 Total
   1      Double Mirror Focusing                  971222         30584        7616                    N/A
          System
                                     971222 Total
   1      Power Mac 4400/200                     971223      A4368957      CPU0611           SXB7190K79GG
          32MB/2GB 12xCD
   1      64MB 168 Pin EDO DIMM                   971223      A4390761      CHP0397                   N/A

                                                                          X        UCC-1
                                                                          X        Sale and Leaseback Agreement


  QTY       EQUIPMENT DESCRIPTION                   SUPPLIER/       PURCHASE      EQUIPMENT       PAID - CHECK #
                                                      VENDOR          DATE          COST
   1      CPU Board for SGI                       RCH Products        8/28/97                          7238
          Challenge                                                             $  60,000.00
                                                                                ------------
                                                                                $  60,000.00
   1      RAID Array Disk                         RCH Products        7/15/97      27,224.00           6967
   1      1 GB Memory for                         RCH Products        7/15/97      32,248.00           6967
          Challenge L
   1      Uninterruptible Power                   RCH Products        7/15/97         787.00           6967
          Supply, 1400
   1      Uninterruptible Power                   RCH Products        7/15/97         787.00           6967
          Supply, 1400
   1      CD-ROM Recorder                         RCH Products        7/15/97       2,423.00           6967
                                                                                 -----------
                                                                                   63,469.00
   1      Uninterruptible Power                   RCH Products         7/7/97       1,181.00           6967
          Supply, 2200VA
   1      Uninterruptible Power                   RCH Products         7/7/97       1,181.00           6967
          Supply, 2200VA
   1      PowerChute Plus for SUN                 RCH Products         7/7/97         126.00           6967
   1      PowerChute Plus for                     RCH Products         7/7/97          55.00
          Windows                                                                -----------
                                                                                    2,543.00
   1      Uninterruptible Power                   RCH Products         7/7/97       1,181.00           6967
          Supply, 2200VA
   1      Uninterruptible Power                   RCH Products         7/7/97       1,181.00           6967
          Supply, 2200VA
   2      PowerChute Plus for                     RCH Products         7/7/97         110.00           6967
          Windows                                                                -----------

                                                                                    2,472.00
   1      Superstack II Switch                    Anixler             7/18/97       2,196.65           7068
                                                                                 -----------
                                                                                    2,196.65
   1      HPLC System                             Shimadzu            7/25/97      19,135.10           7238
                                                                                 -----------
                                                                                    2,196.65
   1      Gilson Liquid Handler/                  Gilson              7/11/97      19,759.00           7140
          Autosampler System                                                     -----------

                                                                                   19,759.00
   1      Laboratory Wall Cabinets                LF Systems           9/7/97       4,811.00           7235
                                                  Corp                           -----------

                                                                                    4,811.00
   1      Double Mirror Focusing                  Charles Supper      7/15/97      19,400.00           6982
          System                                  Co.                            -----------

                                                                                   19,400.00
   1      Power Mac 4400/200                      Mac Warehouse        7/8/97       1,715.00           7062
          32MB/2GB 12xCD
   1      64MB 168 Pin EDO DIMM                   Mac Warehouse        7/8/97         395.00           7062

QTY   EQUIPMENT DESCRIPTION     PURCHASE ORDER   INVOICE NO.       CATALOG        SERIAL NO.         SUPPLIER/    PURCHASE
                                                                     NO.                              VENDOR        DATE
 1   4.3 GB Hard Drive                    971223                   DRH1753           17200652     Mac Warehouse    7/8/97
 1   Power User 17" Monitor               971223                   MONO489          561011394     Mac Warehouse    7/8/97
 1   Ethernet Network Card                971223                   DEC1652                N/A     Mac Warehouse    7/8/97

                                  971223 Total
 1  Octane, SGI Workstation,
    $10000                                971225         71878                   0800690B713E     RCH Products     7/8/97
 1  Dial and Button Box for
    Octane                                971225         71878                           2443     RCH Products     7/8/97
 1  ONC3/NFS for Irix                     971225         71878                            N/A     RCH Products     7/8/97
    Operating system
 1  ProDev C++ Bundle for C++             971225          7187                            N/a     RCH Products     7/8/97
    Development

                                  971225 Total
 2  32MB 168 Pin DIMM 70 NS               971256      A5164009     CHP0403                N/A     Mac Warehouse   7/29/97
 3  Power User 15" Monitor                971256      A5007919     MON0488                        Mac Warehouse   7/24/97
 3  Ethermac PCI Card 10Base-T            971256      A5007919     DEC2382                N/A     Mac Warehouse   7/24/97
 1  32MB 168 Pin DIMM 70 NS               971256      A5007919     CHP0403                N/A     Mac Warehouse   7/24/97
 1  SuperMac C500 603E/18OLT              971256      A5040555     CPU0672    50N30A721000364     Mac Warehouse   7/24/97
    16MB  1.2 GB
 1  SuperMac C500 603E/18OLT 16MB         971256      A5040555     CPU0672    50N30A721000119     Mac Warehouse   7/24/97
    1.2GB
 1  SuperMac C500 603E/18OLT              971256      A5040555     CPU0672    50N30A723000615     Mac Warehouse   7/24/97

                                  971256 Total
 1  Laboratory Table, Stainless           971277          5831                            N/A     LF Systems      8/21/97
    w/Blk Top                                                                                     Corp

                                  971277 Total
 1  LCQ MS/DS System                      971317  S-021842-011         LCQ           LC000472     Finigan MAT     8/12/97
 1  ESI Probe for the LCQ MS/DS           971317  S-021842-011        201A                N/A     Finigan MAT     8/12/97
 1  APCI Probe for the LQC MDS/DS         971317  S-021842-011        201B                N/A     Finigan MAT     8/12/97

                                  971317 Total
 1  Stereo Emitter & Glasses              971322         71888                          45542     RCH Products    7/16/97

                                  971322 Total
 1  NB Scientific Reciprocating           971393  278404073197   14-280-15          790454146     Fisher          7/29/97
    Water Bath                                                                                    Scientific
 1  Water Bath Gable Cover                971393  278404073197   14-280-28                N/A     Fisher          7/29/97
                                                                                                  Scientific

                                  971393 Total
 1  Powerbook 1400CS/117 12/750MB         971460      A5462593     CPU0522       SQF7020JXBJX     Mac Warehouse    8/5/97
 1  24MB Memory Module for                971460      A5472220     CHP0411                N/A     Mac Warehouse    8/5/97
    Powerbook 140
 1  Apple Powerbook 1400 8X CD-ROM        971460      A5472220     ACC2788                N/A     Mac Warehouse    8/5/97
    Module
 1  Etertech Ethernet Card                971460      A5472220     ACC2482                N/A     Mac Warehouse    8/5/97

                                  971460 Total
 1  SuperMac C500 603E/18OLT              971461      A5501606     CPU0672    50N30A725001694     Mac Warehouse    8/6/97
    16MB/1.2GB
 1  Monitor Power User 15"                971461      A5501606     MONO488                        Mac Warehouse    8/6/97
                                  971461 Total
 1  Printer, Epson, Stylus 1500           971500      A5621438     PR11948        2UUX0012670     Micro Warehouse  8/8/97
    Wide Carriage

QTY   EQUIPMENT DESCRIPTION     EQUIPMENT       PAID - CHECK #
                                   COST
 1   4.3 GB Hard Drive                999.00        7062
 1   Power User 17" Monitor           430.00        7062
 1   Ethernet Network Card            122.00        7062
                                  ----------
                                    3,661.00
 1  Octane, SGI Workstation,       58,446.00        6967
    $10000
 1  Dial and Button Box for         2,250.00        6967
    Octane
 1  ONC3/NFS for Irix                 595.00        6967
    Operating system
 1  ProDev C++ Bundle for C++       5,500.00        6967
    Development
                                  ----------
                                   66,791.00
 2  32MB 168 Pin DIMM 70 NS           330.00
 3  Power User 15" Monitor            795.00        7104
 3  Ethermac PCI Card 10Base-T        180.00        7104
 1  32MB 168 Pin DIMM 70 NS           165.00        7104
 1  SuperMac C500 603E/18OLT          949.00        7104
    16MB 1.2 GB
 1  SuperMac C500 603E/18OLT 16M      949.00        7104
    1.2GB
 1  SuperMac C500 603E/18OLT          949.00        7104
                                  ----------
                                    4,317.00
 1  Laboratory Table, Stainless     1,129.00        7235
    w/Blk Top                     ----------
                                    1,129.00
 1  LCQ MS/DS System              143,200.00        7239
 1  ESI Probe for the LCQ MS/DS    10,000.00        7239
 1  APCI Probe for the LQC MDS/D   10,000.00        7239
                                  ----------
                                  163,200.00
 1  Stereo Emitter & Glasses          990.00        6967
                                  ----------
                                      990.00
 1  NB Scientific Reciprocating     2,700.00        7093
    Water Bath
 1  Water Bath Gable Cover            412.00        7093
                                  ----------
                                    3,112.00
 1  Powerbook 1400CS/117 12/750M    1,645.00        7184
 1  24MB Memory Module for            185.00        7184
    Powerbook 140
 1  Apple Powerbook 1400 8X CD-R      185.00        7184
    Module
 1  Etertech Ethernet Card             85.00        7184
                                  ----------
                                    2,100.00
 1  SuperMac C500 603E/18OLT          930.00        7184
    16MB/1.2GB
 1  Monitor Power User 15"            265.00        7184
                                  ----------
                                    1,195.00
 1  Printer, Epson, Stylus 1500       469.00        7184
    Wide Carriage

  QTY      EQUIPMENT                 PURCHASE ORDER      INVOICE NO.      CATALOG        SERIAL NO.       SUPPLIER/    PURCHASE
           DESCRIPTION                                                      NO.                             VENDOR       DATE
   1    Monitor, Hitachi, 21"                   971500      A5621438      MON0362            G6H005057  Micro            8/8/97
                                                                                                        Warehouse
   1    CPU, Compaq Deskpro 6000                971500      A5621438       CP5024        S6719BPP2Q430  Micro            8/8/97
                                                                                                        Warehouse
   1    64MB Memory Module for                  971500      A5796362       MY6945                  N/A  Micro            8/8/97
        Deskpro                                                                                         Warehouse
                                      971500 Total
   1    Oil Free Diaphragm  Pump,               971504           333       696244          20062616-97  Vacuubrand,      8/28/97
        Chem(PTFE)                                                                                      Inc.
   1    Incubator, Isotemp 5.0 Cu Ft            971543  278404083197     11690650D            70800248  Fisher           8/14/97
                                                                                                        Scientific
                                      971543 Total
   1    Analytical Balance                      971557  278404083197    01-913-503B         1116283226  Fisher           8/15/97
                                                                                                        Scientific
                                      971557 Total
   1    Lab Fit-out Work - Phase 1              979999       6/10/97                               N/A  Eagleview        5/31/97
                                                                                                        Constri.
   1    Lab Fit-out Work - Phase 2              979999       9/16/97                               N/A  Eagleview        8/31/97
                                                                                                        Constr.
                                      979999 Total
   1    SuperMac             C500               971725      A6776926      CPU0787      50N30A728002565  Mac Warehouse    9/10/97
        603LT/18OLT 16MB
   1    Monitor Power User 15"                  971725      A6776926      MONO488                       Mac Warehouse    9/10/97
   1    32MB 168 Pin DIMM                       971725      A6791693      RDR12126                 N/A  Mac Warehouse    9/10/97
        Memory Module
   1    Zip Drive SCSI                          971725      A6791693      CHP0403                  N/A  Mac Warehouse    9/10/97

                                      971725 Total
   1    Ultra Wide SCSI Disk                    971756         71942      RCH/E412            JK134135  RCH Products     9/16/97
        Drive System, 4.3GB
   1    Ultra Wide SCSI Disk                    971756         71942      RCH/E412            JK158471  RCH Products     9/16/97
        Drive System, 4.3GB
                                      971756 Total
  QTY      EQUIPMENT                                           EQUIPMENT          PAID - CHECK #
           DESCRIPTION                                           COST
   1    Monitor, Hitachi, 21"                                   1,665.00               7184

   1    CPU, Compaq Deskpro 6000                                3,149.00               7184

   1    64MB Memory Module for Deskpro                            405.00               7184
                                                             -----------

                                                                5,688.00
   1    Oil Free Diaphragm  Pump,                               1,965.00               7237
        Chem(PTFE)
   1    Incubator, Isotemp 5.0 Cu Ft                            1,192.53               7242
                                                             -----------

                                                               1,192..53
   1    Analytical Balance                                      2,250.00               7242
                                                             -----------

                                                                2,250.00
   1    Lab Fit-out Work - Phase 1                             24,225.00               6660

   1    Lab Fit-out Work - Phase 2                            178,310.00               7241
                                                             -----------

                                                              202,535.00
   1    SuperMac             C500                                 890.00               7243
        603LT/18OLT 16MB
   1    Monitor Power User 15"                                    255.00               7243
   1    32MB 168 Pin DIMM Memory Module                           140.00               7243
   1    Zip Drive SCSI                                             95.00               7243
                                                             -----------
                                                                1,380.00
   1    Ultra Wide SCSI Disk                                    1,045.00               7236
        Drive System, 4.3GB
   1    Ultra Wide SCSI Disk                                                           7236
        Drive System, 4.3GB                                     1,045.00
                                                             -----------

                                                                2,090.00
                                                             -----------
Grand Total         N/A - NOT APPLICABLE
                    SERIAL NUMBERS FOR MONITORS WILL BE
                    FORWARD - NOT CURRENTLY AVAILABLE        $657,381.28
                                                             ===========

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Debtor  Name  (last  name  first  if  individual)  and  mailing address:
3-DIMENSIONAL PHARMACEUTICALS, INC.
665 STOCKTON DRIVE, SUITE 104
EXTON, PA 19341
____2716487
                                                                             1
-------------------------------------------------------------------------------
Debtor Name (last name first if individual) and mailing address:




                                                                             1a
-------------------------------------------------------------------------------
Debtor Name (last name first if individual) and mailing address:




                                                                             1b
-------------------------------------------------------------------------------
Secured  Party(ies) name(s) (last name first if individual) and for security interest information:
TRANSAMERICA BUSINESS CREDIT CORP.
76 BATTERSON PARK ROAD
FARMINGTON, CT 06032
36-3596947
                                                                             2
-------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information




                                                                             2a
-------------------------------------------------------------------------------
Special Types of Parties (check if applicable):
[_] The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor,"
    respectively
[_] The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor", respectively
[_] Debtor is a Transmitting Utility.
                                                                             3
-------------------------------------------------------------------------------
                          SECURED PARTY SIGNATURE(S)
-------------------------------------------------------------------------------
This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable boxe(es)):
a. [_] acquired after a change of name, identity or corporate structure of the Debtor
b. [_] as to which the filing has lapsed.
c. already subject to a security  interest in another county in Pennsylvania
[_]    .when the collateral was moved to this county
[_]    when the  Debtor's  residence or place of business was moved to this county
d. already subject to a security interest in another jurisdiction
[_]    when the collateral was moved to Pennsylvania
       [_] when the Debtor's location was moved to Pennsylvania
e. [_] which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described in the original financing statement).
1046-002
                          Secured Party Signature(s)
                 (required only if box(es) is checked above):
 TRANSAMERICA BUSINESS CREDIT CORP.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                             4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              FINANCING STATEMENT
                      Uniform Commercial Code Form UCC-1
                    IMPORTANT - Please read instructions on
                   reverse side of page 4 before completing
-------------------------------------------------------------------------------
  Filing No. (stamped by filing officer)    Date, Time, Filing Office (stamped
                                            by filing office)




                                                                             5
-------------------------------------------------------------------------------
  This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box)
  [_] Secretary of the Commonwealth
  [X] Prothonotary of      Chester      County
                      -----------------
  [_] real estate records of __________ County
                                                                             6
-------------------------------------------------------------------------------
  Number of Additional Sheets (if any):                                      7
-------------------------------------------------------------------------------
  Optional Special Identification (Max. 10 Characters)                       8
-------------------------------------------------------------------------------
                                  COLLATERAL
-------------------------------------------------------------------------------
  Identify collateral by item and/or type:

  SEE EXHIBITS I, II AND RIDER I ATTACHED HERETO AND MADE A PART HEREOF.

  C/S/#1046-002
  #145



  [_] (Check only if desired) Products of the collateral are also covered.
                                                                             9
-------------------------------------------------------------------------------
  Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es):
  a.  [_]  crops growing or to be grown on
  b.  [_]  good which are or  are to become fixtures on
  c.  [_]  mineral or the like (including oil and gas) as extracted on
  d. [_] accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on the following real estate:

  Street Address:

  Described at Book _________ of (check one) |_| Deeds |_| Mortgages, at Page(s) ___________ for ______________ County. Uniform Parcel Identifier ___________
  [_] Described on Additional Sheet
  Name of record owner (required only if no debtor has an interest of record):
                                                                             10
-------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
-------------------------------------------------------------------------------
  Debtor Signature(s):
-------------------------------------------------------------------------------

     3-DIMENSIONAL PHARMACEUTICALS, INC.
  1
-------------------------------------------------------------------------------

  1a
-------------------------------------------------------------------------------
  1b                                                                         11
-------------------------------------------------------------------------------
  RETURN RECEIPT TO:

  Data File Services, Inc.
  P.O. Box 275
  Van Nuys
  CA                         Phone    800-331-3282
  91408-2750                 Fax      818-909-4717
                                                                             12
-------------------------------------------------------------------------------

                              EXHIBIT I TO UCC-1
                              ------------------


Lessee:     3-Dimensional Pharmaceuticals, Inc.
Lessor:     Transamerica Business Credit Corporation


     The property described on Exhibit II and Rider I attached hereto, which is leased pursuant to Master Lease Agreement dated Jung 12, 1997 between above-named Lessee and Lessor, and Schedule No. 2 thereto collectively, the "Lease"), all replacements, substitutions, additions, attachments, accessions, parts, fittings and accessories thereto and therefor, whether owned or hereafter acquired and all proceeds (including insurance proceeds and any sublease and the rentals and profits thereon) of and from said property. The Secured Party is a Lessor and the Debtor is a Lessee in respect to the leased property' ` and the Lease is not intended as a security agreement to create a security interest `m Lessor. This statement is not to be evidence that the Lease is a security agreement, but if it is determined to be so for other reasons, this financing statement is filed to perfect-the Secured Party's security interest in the property.

LESSOR:                                    LESSEE:
TRANSAMEFICA BUSINESS                      3-DIMENSIONAL
CREDIT CORPORATION                         PHARMACEUTICALS, INC.

By:____________________________            By: /s/ Scott Horvitz
                                               -------------------------------
Title:_________________________            Title: VP
                                                  ----------------------------
Date:__________________________            Date: Sept. 25, 1997
                                                 -----------------------------

                                   EXHIBIT II
                                   ----------

To:
     X     Schedule to Master Lease Agreement
    ---
     X     UCC
    ---
     X     Collateral Access Agreement
    ---


                        Dated as of September 24, 1997

                                    Between

                   TRANSAMERICA BUSINESS CREDIT CORPORATION



Customer Name:           3-DIMENSIONAL PHARMACEUTICALS, INC.
Equipment Locations:     Eagleview Corporate Center
                         665 Stockton Drive, Suite 104
                         Exton, Pennsylvania 19341



                     SEE RIDER I FOR EQUIPMENT DESCRIPTION



Transamerica Business Credit Corporation    3-Dimensional Pharmaceuticals, Inc.
(Lessor)                                    (Lessee)


By:_____________________________________    By: /s/ Scott Horvitz
                                                --------------------------------
                                                    Scott Horvitz

Title:__________________________________    Title: Vice President
                                                   -----------------------------

                                    RIDER I
                               TO SCHEDULE NO. 1

X        Master Lease Agreement                                            3-Dimensional Pharmaceuticals, Inc.
                 dated June 12, 1997                                        Equipment Sale Leaseback Schedule
X        Schedule No. 2

  QTY       EQUIPMENT DESCRIPTION      PURCHASE ORDER      INVOICE NO.    CATALOG NO.       SERIAL NO.       SUPPLIER/
                                                                                                               VENDOR
   1      CPU    Board    for   SGI               971207         71870     RCH/HU497                  N/A    RCH Products
          Challenge
                                       971207 Total
   1      RAID Array Disk                         971208         71871     RCH/Ultra 7-9                     RCH Products
   1      1 GB Memory for                         971208         71871     RCH/1GBR44                 N/A    RCH Products
          Challenge L
   1      Uninterruptible     Power               971208         71871     BSU1400NET        WS9715682793    RCH Products
          Supply, 1400
   1      Uninterruptible     Power               971208         71871     BSU1400NET        ES9714343935    RCH Products
          Supply, 1400
   1      CD-ROM Recorder                         971208        718871     RCH/CDWR                  N/A     RCH Products

                                       971208 Total
   1      Uninterruptible     Power               971209         71872    RCH/SU200NET       ES9725465959    RCH Products
          Supply, 2200VA
   1      Uninterruptible     Power               971209         71872    RCH/SU200NET       ES9725465960    RCH Products
          Supply, 2200VA
   1      PowerChute Plus for SUN                 971209         71872     RCH/AP9004                 N/A    RCH Products
   1      PowerChute    Plus    for               971209         71872     RCH/AP9007                 N/A    RCH Products
          Windows
                                       971209 Total
   1      Uninterruptible     Power               971210         71873    RCH/SU200NET       ES9724459211    RCH Products
          Supply, 2200VA
   1      Uninterruptible     Power               971210         71873    RCH/SU200NET       ES9724459191    RCH Products
          Supply, 2200VA
   2      PowerChute    Plus    for               971210         71873     RCH/AP9007                 N/A    RCH Products
          Windows
                                       871210 Total
   1      Superstack II Switch                    971211     370-009302      179416             7WKR057716   Anixler
                                       871211 Total
   1      HPLC System                             971212        168947                             70094E    Shimadzu
                                       971211 Total
   1      Gilson  Liquid   Handler/               971213        146795                            259E7179   Gilson
          Autosampler System
                                       971213 Total
   1      Laboratory Wall Cabinets                971215          5840                                N/A    LF     Systems
                                                                                                             Corp
                                       971215 Total
   1      Double  Mirror   Focusing               971222         30584        7616                    N/A    Charles
          System                                                                                             Supper Co.
                                       971222 Total
   1      Power    Mac     4400/200               971223      A4368957      CPU0611           SXB7190K79GG   Mac Warehouse
          32MB/2GB 12xCD

                                                      X        UCC-1
                                                      X        Sale and Leaseback Agreement


  QTY       EQUIPMENT DESCRIPTION                 PURCHASE      EQUIPMENT       PAID - CHECK #
                                                    DATE          COST
   1      CPU    Board    for   SGI
          Challenge                                 8/28/97                           7238
                                                              $  60,000.00
                                                              ------------
   1      RAID Array Disk                                     $  60,000.00
   1      1    GB    Memory     for                 7/15/97      27,224.00            6967
          Challenge L                               7/15/97      32,248.00            6967
   1      Uninterruptible     Power
          Supply, 1400                              7/15/97         787.00            6967
   1      Uninterruptible     Power
          Supply, 1400                              7/15/97         787.00            6967
   1      CD-ROM Recorder
                                                    7/15/97       2,423.00            6967
                                                              ------------
   1      Uninterruptible     Power                              63,469.00
          Supply, 2200VA                            7/7/97        1,181.00            6967
   1      Uninterruptible     Power
          Supply, 2200VA                            7/7/97        1,181.00            6967
   1      PowerChute Plus for SUN
   1      PowerChute    Plus    for                 7/7/97          126.00            6967
          Windows                                   7/7/97           55.00            6967
                                                              ------------

   1      Uninterruptible     Power                               2,543.00
          Supply, 2200VA                            7/7/97        1,181.00            6967
   1      Uninterruptible     Power
          Supply, 2200VA                            7/7/97        1,181.00            6967
   2      PowerChute    Plus    for
          Windows                                   7/7/97          110.00            6967
                                                              ------------


   1      Superstack II Switch                                    2,472.00
                                                    7/18/97       2,196.65            7068
                                                              ------------
   1      HPLC System                                             2,196.65
                                                    7/25/97      19,135.10            7238
                                                              ------------
   1      Gilson  Liquid   Handler/                               2,196.65
          Autosampler System                        7/11/97      19,759.00            7140
                                                              ------------

   1      Laboratory Wall Cabinets                               19,759.00
                                                     9/7/97       4,811.00            7235
                                                              ------------

   1      Double  Mirror   Focusing                               4,811.00
          System                                    7/15/97      19,400.00            6982
                                                              ------------

   1      Power    Mac     4400/200                              19,400.00
          32MB/2GB 12xCD                            7/8/97        1,715.00            7062

QTY         EQUIPMENT                  PURCHASE ORDER   INVOICE NO.      CATALOG      SERIAL NO.          SUPPLIER/     PURCHASE
            DESCRIPTION                                                    NO.                             VENDOR         DATE
 1     64MB 168 Pin EDO DIMM                   971223      A4390761      CHP0397                N/A     Mac Warehouse    7/8/97
 1     4.3 GB Hard Drive                       971223                    DRH1753           17200652     Mac Warehouse    7/8/97
 1     Power User 17" Monitor                  971223                    MONO489          561011394     Mac Warehouse    7/8/97
 1     Ethernet Network Card                   971223                    DEC1652                N/A     Mac Warehouse    7/8/97

                                  971223 Total
 1     Octane,  SGI Workstation,               971225         71878                    0800690B713E     RCH Products     7/8/97
       $10000
 1     Dial and Button Box for                 971225         71878                            2443     RCH Products     7/8/97
       Octane
 1     ONC3/NFS for Irix                       971225         71878                             N/A     RCH Products     7/8/97
       Operating System
 1     ProDev C++ Bundle for                   971225          7187                             N/a     RCH Products     7/8/97
       C++ Development
                                  971225 Total
 2     32MB 168 Pin DIMM 70 NS                 971256      A5164009      CHP0403                N/A     Mac Warehouse    7/29/97
 3     Power User 15" Monitor                  971256      A5007919      MON0488                        Mac Warehouse    7/24/97
 3     Ethermac PCI Card                       971256      A5007919      DEC2382                N/A     Mac Warehouse    7/24/97
       10Base-T
 1     32MB 168 Pin DIMM 70 NS                 971256      A5007919      CHP0403                N/A     Mac Warehouse    7/24/97
 1     SuperMac C500 603E/18OLT                971256      A5040555      CPU0672    50N30A721000364     Mac Warehouse    7/24/97
       16MB 1.2 GB
 1     SuperMac C500 603E/18OLT                971256      A5040555      CPU0672    50N30A721000119     Mac Warehouse    7/24/97
       16MB 1.2GB
 1     SuperMac C500 603E/18OLT                971256      A5040555      CPU0672    50N30A723000615     Mac Warehouse    7/24/97

                                  971256 Total
 1     Laboratory Table,                       971277          5831                             N/A     LF Systems       8/21/97
       Stainless w/Blk Top                                                                              Corp
                                  971277 Total
 1     LCQ MS/DS System                        971317  S-021842-011        LCQ             LC000472     Finigan MAT      8/12/97
 1     ESI  Probe  for  the  LCQ               971317  S-021842-011        201A                 N/A     Finigan MAT      8/12/97
       MS/DS
 1     APCI  Probe  for  the LQC               971317  S-021842-011        201B                 N/A     Finigan MAT      8/12/97
       MDS/DS
                                  971317 Total
 1     Stereo Emitter & Glasses                971322         71888                           45542     RCH Products     7/16/97
                                  971322 Total
 1     NB Scientific                           971393  278404073197     14-280-15         790454146     Fischer          7/29/97
       Reciprocating Water Bath                                                                         Scientific
 1     Water Bath Gable Cover                  971393  278404073197     14-280-28               N/A     Fisher           7/29/97
                                                                                                        Scientific
                                  971393 Total
 1     Powerbook      1400CS/117               971460      A5462593      CPU0522       SQF7020JXBJX     Mac Warehouse    8/5/97
       12/750MB
 1     24MB  Memory  Module  for               971460      A5472220      CHP0411                N/A     Mac Warehouse    8/5/97
       Powerbook 140
 1     Apple  Powerbook  1400 8X               971460      A5472220      ACC2788                N/A     Mac Warehouse    8/5/97
       CD-ROM Module
 1     Etertech Ethernet Card                  971460      A5472220      ACC2482                N/A     Mac Warehouse    8/5/97

                                  971460 Total
 1     SuperMac C500  603E/18OLT               971461      A5501606      CPU0672    50N30A725001694     Mac Warehouse    8/6/97
       16MB/1.2GB
 1     Monitor Power User 15"                  971461      A5501606      MONO488                        Mac Warehouse    8/6/97

QTY         EQUIPMENT                  EQUIPMENT         PAID-CHECK #
            DESCRIPTION                   COST
 1     64MB 168 Pin EDO DIMM              395.00            7062
 1     4.3 GB Hard Drive                  999.00            7062
 1     Power User 17" Monitor             430.00            7062
 1     Ethernet Network Card              122.00            7062
                                      ----------
                                        3,661.00
 1     Octane,  SGI Workstation,       58,446.00            6967
       $10000
 1     Dial and  Button  Box for        2,250.00            6967
       Octane
 1     ONC3/NFS for Irix                  595.00            6967
       Operating System
 1     ProDev C++ Bundle for            5,500.00            6967
       C++ Development
                                      ----------
                                       66,791.00
 2     32MB 168 Pin DIMM 70 NS            330.00
 3     Power User 15" Monitor             795.00            7104
 3     Ethermac PCI Card                  180.00            7104
       10Base-T
 1     32MB 168 Pin DIMM 70 NS            165.00            7104
 1     SuperMac C500  603E/18OLT          949.00            7104
       16MB 1.2 GB
 1     SuperMac C500  603E/18OLT          949.00            7104
       16MB 1.2GB
 1     SuperMac C500 603E/18OLT           949.00            7104
                                      ----------
                                        4,317.00
 1     Laboratory Table,                1,129.00            7235
                                      ----------
       Stainless w/Blk Top
                                        1,129.00
 1     LCQ MS/DS System               143,200.00            7239
 1     ESI  Probe  for  the  LCQ       10,000.00            7239
       MS/DS
 1     APCI  Probe  for  the LQC       10,000.00            7239
                                      ----------
       MDS/DS
                                      163,200.00
 1     Stereo Emitter & Glasses           990.00            6967
                                      ----------
                                          990.00
 1     NB Scientific Reciprocating      2,700.00            7093
       Water Bath
 1     Water Bath Gable Cover             412.00            7093
                                      ----------
                                        3,112.00

 1     Powerbook      1400CS/117        1,645.00            7184
       12/750MB
 1     24MB  Memory Module for            185.00            7184
       Powerbook 140
 1     Apple Powerbook 1400 8X            185.00            7184
       CD-ROM Module
 1     Etertech Ethernet Card              85.00            7184
                                      ----------
                                        2,100.00

 1     SuperMac C500  603E/18OLT          930.00            7184
       16MB/1.2GB
 1     Monitor Power User 15"             265.00            7184
                                      ----------

                                   Page 2 o3

QTY          EQUIPMENT               PURCHASE ORDER      INVOICE NO.    CATALOG NO.       SERIAL NO.         SUPPLIER/
            DESCRIPTION                                                                                       VENDOR
                                   971461 Total
 1     Printer, Epson, Stylus                   971500      A5621438      PR11948           2UUX0012670    Micro
       1500 Wide Carriage                                                                                  Warehouse
 1     Monitor, Hitachi, 21"                    971500      A5621438      MON0362             G6H005057    Micro
                                                                                                           Warehouse
 1     CPU, Compaq Deskpro 6000                 971500      A5621438       CP5024         S6719BPP2Q430    Micro
                                                                                                           Warehouse
 1     64MB Memory Module for                   971500      A5796362       MY6945                   N/A    Micro
       Deskpro                                                                                             Warehouse
                                   971500 Total
 1     Oil Free Diaphragm Pump,                 971504           333       696244           20062616-97    Vacuubrand,
       Chem(PTFE)                                                                                          Inc.
 1     Incubator, Isotemp 5.0                   971543  278404083197     11690650D             70800248    Fisher
       Cu Ft                                                                                               Scientific
                                   971543 Total
 1     Analytical Balance                       971557  278404083197    01-913-503B          1116283226    Fisher
                                                                                                           Scientific
                                   971557 Total
 1     Lab Fit-out Work - Phase 1               979999        6/10/97                               N/A    Eagleview
                                                                                                           Constri.
 1     Lab Fit-out Work - Phase 2               979999             9/16/97                          N/A    Eagleview
                                                                                                           Constr.
                                   979999 Total
 1     SuperMac             C500                971725      A6776926      CPU0787       50N30A728002565    Mac Warehouse
       603LT/18OLT 16MB
 1     Monitor Power User 15"                   971725      A6776926      MONO488                          Mac Warehouse
 1     32MB 168 Pin DIMM                        971725      A6791693      RDR12126                  N/A    Mac Warehouse
       Memory Module
 1     Zip Drive SCSI                           971725      A6791693      CHP0403                   N/A    Mac Warehouse

                                   971725 Total
 1     Ultra Wide SCSI Disk                     971756         71942      RCH/E412             JK134135    RCH Products
       Drive System, 4.3GB
 1     Ultra Wide SCSI Disk                     971756         71942      RCH/E412             JK158471    RCH Products
       Drive System, 4.3GB
                                   971756 Total
                                                        Grand Total    N/A - NOT APPLICABLE
                                                                       SERIAL NUMBERS FOR MONITORS WILL BE FORWARD -
                                                                       NOT CURRENTLY AVAILABLE

QTY          EQUIPMENT                PURCHASE      EQUIPMENT     PAID - CHECK #
            DESCRIPTION                 DATE           COST
                                                     1,195.00
 1     Printer, Epson, Stylus           8/8/97         469.00         7184
       1500 Wide Carriage
 1     Monitor, Hitachi, 21"            8/8/97       1,665.00         7184

 1     CPU, Compaq Deskpro 6000         8/8/97       3,149.00         7184

 1     64MB Memory Module for           8/8/97                        7184
       Deskpro                                         405.00
                                                  -------------
                                                     5,688.00
 1     Oil Free Diaphragm Pump,         8/28/97      1,965.00         7237
       Chem(PTFE)
 1     Incubator, Isotemp 5.0           8/14/97                       7242
       Cu Ft                                         1,192.53
                                                  -------------
                                                     1,192..53
 1     Analytical Balance               8/15/97      2,250.00         7242
                                                  -------------
                                                     2,250.00
 1     Lab Fit-out Work - Phase 1       5/31/97     24,225.00         6660

 1     Lab Fit-out Work - Phase 2       8/31/97    178,310.00         7241
                                                  -------------
                                                   202,535.00
 1     SuperMac             C500        9/10/97        890.00         7243
       603LT/18OLT 16MB
 1     Monitor Power User 15"           9/10/97        255.00         7243
 1     32MB 168 Pin DIMM                9/10/97        140.00         7243
       Memory Module
 1     Zip Drive SCSI                   9/10/97         95.00         7243
                                                  -------------
                                                     1,380.00
 1     Ultra Wide SCSI Disk             9/16/97      1,045.00         7236
       Drive System, 4.3GB
 1     Ultra Wide SCSI Disk             9/16/97                       7236
       Drive System, 4.3GB                           1,045.00
                                                  -------------
                                                     2,090.00
                                                  -------------

                                                  $657,381.28
                                                  =============

                                   Page 3 o3

                      SCHEDULE TO MASTER LEASE AGREEMENT

                         Dated as of December 19, 1997

                                Schedule No. 3


Lessor Name & Mailing Address                Lessee Name & Mailing Address
Transamerica Business Credit Corporation     3-Dimensional Pharmaceuticals, Inc.
Riverway II                                  Eagleview Corporate Center
West Office Tower                            665 Stockton Drive, Suite 104
9399 West Higgins Road                       Exton, Pennsylvania 119341
Rosemont, Illinois  60018

     Equipment Location (if different than Lessee's address above):

     This Schedule covers the following described equipment ("Equipment"):

            See Exhibit II attached hereto and made a part hereof.

     The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated June 12, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated May 9, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1.   Term (Number of Months)                                                         48 months
2.   Equipment Cost                                                                  $308,762.00
3.   Commencement Date                                                               December 30, 1997
4.   Rate Factor                                                                     2.5226% of Equipment Cost

5.   Total Rents                                                                     $373,86.80

6.   Advance Rents (first and last)                                                  $15,577.70

7.   Monthly rental payments                                                         $  7,788.85

     And the second such rental payments will be due on and                          January 1, 1998
     subsequent rental payments will be due on the same day of
     each month thereafter

8.   Security Deposit                                                                None

9.   In addition to the monthly rental payments  provided for herein,                $519.86
     Lessee shall pay to Lessor, as interim rent, payable on the commencement date specified above, an amount equal to 1/30th of the monthly rental payment (including monthly sales/use tax) multiplied by the number of days from and including the commencement date through the end of the same calendar month

     Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

     Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

     The Purchase Date shall be December 1, 2001.

     The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 8% per annum plus the Reversionary Value.

     The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

TRANSAMERICA BUSINESS CREDIT             3-DIMENSIONAL PHARMACEUTICALS, INC.
CORPORATION                              (Lessee)
(Lessor)


By: /s/ Robert D. Pomeroy, Jr.           By: /s/ Scott Horvitz
   ----------------------------------       ----------------------------------

Title: Executive Vice President          Title:  VP Finance
      -------------------------------          -------------------------------

                                    RIDER I
                               TO SCHEDULE NO. 1
TO:
X    Schedule to Master lease Agreement
X    UCC

         Equipment Location:      3-Dimensional Pharmaceuticals, Inc.
                                  665 Stockton Drive, Suite 104
                                  Exton, PA  19341

QTY         EQUIPMENT DESCRIPTION               PURCHASE   INVOICE     CATALOG             SERIAL NO.       SUPPLIER/ VENDOR
                                                  ORDER       NO.        NO.
 1   Robotic Workstation (see attached)            970728                  7413       See Invoice           Sagian
                                             970728 Total

 1   AccuCleave-96 Cleavage Station                971206             9700164 AC 96   00106                 Irori
                                             971206 Total

 1   Speedvac Component System                     971985             145663SS22      SC210A-7J440745-1H    Savant
                                                                                                            Instruments
                                             971985 Total

 1   O2  Workstation, 175 MHz, R10000              972101    71983    RCH/0210        0800690C5B20          RCH Products
 1   O2  Workstation, 175 MHz, R10000              972101    71983    RCH/0210        0800690C5B20          RCH Products
 1   Indigo2, R10000 High Impact Stereo            972101    71983    RCH/0210        0800690B9B92          RCH Products
                                             972101 Total

 1   Disk Drive, 9.1 GB, Fast/Wide                 972159    71989    RCH/19WDS       N/A                   RCH Products
 1   Disk Drive, 9.1 GB, Fast/Wide                 972159    71989    RCH/19WDS       N/A                   RCH Products
                                             972159 Total

                                              Grand Total

                                          X   Sale and Leaseback Agreement
                                          X   Bill of Sale



QTY         EQUIPMENT DESCRIPTION             PURCHASE          EQUIPMENT      PAID -
                                                DATE              COST         CHECK #
 1   Robotic Workstation (see attached)                       $2,111,495.00     7745
                                                              -------------
                                                                $211,495.00

 1   AccuCleave-96 Cleavage Station            10/1/97             8,200,00     7752
                                                              -------------
                                                                   8,200.00

 1   Speedvac Component System                11/20/97            10,588.00     7754
                                                              -------------
                                                                  10,588.00

 1   O2  Workstation, 175 MHz, R10000          11/4/97            18,734.00     7700
 1   O2  Workstation, 175 MHz, R10000          11/4/97            18,734.00     7700
 1   Indigo2, R10000 High Impact Stereo        11/4/97            38,097.00     7700
                                                              -------------
                                                                  75,565.00

 1   Disk Drive, 9.1 GB, Fast/Wide             11/3/97             1,457.00     7700
 1   Disk Drive, 9.1 GB, Fast/Wide             11/3/97             1,457.00     7700
                                                              -------------
                                                                   2,914.00

                                                              -------------
                                                                $308,762.00
                                                              =============

================================================================================
Transamerica Business Credit Corporation      3-Dimensional Pharmaceutical, Inc.

BY: /s/ Robert D. Pomeroy, Jr.            BY: /s/ Scott Horvitz
    --------------------------------          -----------------------

Title:  Executive Vice President          Title:  VP Finance
      ------------------------------            ----------------------

                       ACCEPTANCE AND DELIVERY CERTIFICATE


3-Dimensional Pharmaceuticals, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of June 12, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and delivery of the equipment listed in Lease Schedule No. 3, such acceptance and delivery having been made on the 30th day of December, 1997.



                                          3-Dimensional Pharmaceuticals, Inc.


                                          By: /s/ Scott Horvitz
                                              -----------------------
                                           Name:     Scott Horvitz
                                           Title: Vice President

                              PAY PROCEEDS LETTER


December 19, 1997

Transamerica Business Credit Corporation
Riverway 11 - West Office Tower
9399 West Higgins Road
Rosemont,  IL  60018

Ladies and Gentlemen:

               Reference is made to the Master Lease Agreement, dated as of June 12, 1997, and Schedule No. 3, dated as of December 19, 1997, and executed by the undersigned as Lessee and Transamerica Business Credit Corporation ("Lessor").

The undersigned authorizes and directs Lessor to disburse the proceeds of the lease as follows:

     Payee                                                                Amount
     -----                                                                ------
1.   Bank Name:                     PNC Bank                         $292,664.44
     Bank Address:                  Philadelphia, PA
     ABA Number:                    0310-0005-3
     For account of:                3-Dimensional Pharmaceutical
     Account Number:                85-110-740-24
     Further Credit to:             Acct. #42-43-213-2042967
     Attention:                     Rosa Fernandez
     Telephone No.:                 908-220-3358

2.   Transamerica Business Credit                                     $16,097.56

                                               TOTAL:                $308,762.00


                                          3-DIMENSIONAL PHARMACEUTICALS, INC.


                                          By: /s/ Scott Horvitz
                                              -----------------
                                           Name: Scott Horvitz
                                           Title: VP Finance

                         SALE AND LEASEBACK AGREEMENT


          THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of December 30, 1997, among 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ( "Buyer").

                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

          WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

          WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of June 12, 1997 and Schedule No. 3 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Amount and Terms of Purchase.
               ----------------------------

               (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

               (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $'308,762-00. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

               (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

               (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

          2.   Conditions to Purchase. The obligation of the Buyer to purchase
               ----------------------
the Equipment is subject to the following conditions:

               (a) The Buyer shall have received this Agreement, duly executed by the Seller.

               (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

               (c) The Buyer shall have received the Lease, duly executed by the Seller.

               (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

               (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

               (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since December 31, 1996.

               (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

               (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

          3.   Representation and Warranties. To induce the Buyer to enter into
               -----------------------------
this Agreement, the Seller represents and warrants to the Buyer that:

               (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

                                                                       Page 2 o3

               (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any material provision of, or result in a material default under, the Seller's Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

               (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

               (e) There are no actions, suits, or proceedings pending, or, to the Seller's knowledge, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

               (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

          4.   Indemnities. The Seller agrees to indemnify, defend, and save
               -----------
harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) any material inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and

                                                                       Page 3 o3

Leaseback Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document, but excluding taxes on or measured by the net income of the Buyer. Notwithstanding the foregoing, Seller shall have no obligation to indemnify Buyer for any Indemnified Amounts which arise out of Buyer's gross negligence or willful misconduct.

          5.   Remedies. Upon the Seller's receipt of notice from the Buyer of
               --------
Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents and after all applicable grace periods) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

          6.   Amendments, etc. No amendment or waiver of any provision of this
               ---------------
Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer and the Seller, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          7.   Notices, etc. All notices and other communications provided for
               ------------
hereunder shall be in writing and sent:

                           if to the Seller, at its address at:

                           3-Dimensional Pharmaceuticals, Inc.
                           Eagleview Corporate Center
                           665 Stockton Drive, Suite 104
                           Exton, Pennsylvania 19341
                           Attention: Chief Financial Officer
                           Telephone No.: (610) 458-6043
                           Telecopy No.: (610) 458-8258

                           if to the Buyer, at its address at:

                           Transamerica Business Credit Corporation
                           Technology Finance Division
                           76 Batterson Park Road

                                                                       Page 4 o3

                           Farmington, Connecticut 06032-2571
                           Attention: Assistant Vice President,
                           Lease Administration
                           Telephone No.: (860) 677-6466
                           Telecopy No.: (860) 677-6766

                           with a copy to:

                           Transamerica Business Credit Corporation
                           9399 West Higgins Road
                           Rosemont, Illinois 60018
                           Attention: Legal Department
                           Telephone No.: (847) 685-1106
                           Telecopy No.: (847) 685-1143

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

          8.   No Waiver; Remedies. No failure on the part of the Buyer to
               -------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          9.   Benefit. Neither party may transfer, assign or delegate any of
               -------
its rights, duties or obligations hereunder without the prior written consent of the other party.

          10.  Binding Effect. This Agreement shall be binding upon and inure to
               --------------
the benefit of the Seller and the Buyer and their respective successors and assigns.

          11.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE
               -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          12.  Execution in Counterparts. This Agreement may be executed in any
               -------------------------
number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

          13.  Severability. If one or more of the provisions contained in this
               ------------
Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

                                                                       Page 5 o3

          14.  SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN
               --------------------------
CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          15.  JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST
               ----------
EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

                                                                       Page 6 o3

          IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.

                               3-DIMENSIONAL PHARMACEUTICALS, INC.


                               By: /s/ Scott Horvitz
                                   ----------------------------------
                                Name: Scott Horvitz
                                Title:  Vice President, Finance and Admin


                               TRANSAMERICA BUSINESS CREDIT CORPORATION


                               By: /s/ Robert D. Pomeroy, Jr.
                                   ----------------------------------
                                Name: Robert D. Pomeroy, Jr.
                                Title: Executive Vice President

Exhibit II - Equipment
Exhibit A - Bill of Sale

                                                                       Page 7 o3

                                   EXHIBIT A

                                 BILL OF SALE


          KNOW ALL PERSONS BY THESE PRESENTS 3-Dimensional Pharmaceuticals, Inc. (the "Seller"), for _________________________________________________________
and 00/100 Dollars ($__________) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

          TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

          AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

          IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this ____ day of _________________ 1997.


                              3-DIMENSIONAL PHARMACEUTICALS, INC.


                              By:
                              Name:
                              Title:

                                                                       Page 1 o3

                                 BILL OF SALE


          KNOW ALL PERSONS BY THESE PRESENTS 3-Dimensional Pharmaceuticals, Inc. (the "Seller"), for Three Hundred Eighty Thousand, Seven Hundred Sixty Two and 00/100 Dollars ($309,762.00) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

          TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

          AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

          IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 30/th/ day of December, 1997.


                              3-DIMENSIONAL PHARMACEUTICALS, INC.


                              By: /s/ Scott Horvitz
                                  --------------------------
                               Name:
                               Title:

                                                                       Page 1 o3